UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05526

J.P. Morgan Mutual Fund Investment Trust

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2011 through June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

June 30, 2012

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Core Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 23, 2012 (Unaudited)

Dear Shareholder:

The twelve months ended June 30, 2012 was another period defined by market volatility and investor uncertainty, related themes that have prevailed in recent years amid ongoing macroeconomic and geopolitical concerns.

“While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios.”

Europe’s economic woes dominated the headlines and continue to be a major source of uncertainty in capital markets. In the Middle East, focus on the social and political unrest resulting from 2011’s “Arab Spring” has shifted toward escalating tension surrounding Iran’s nuclear program. Even the U.S., a relative bright spot, has recently seen disappointing employment data, raising questions about the level and sustainability of economic growth. Accordingly, the U.S. Federal Reserve has maintained their commitment to keep interest rates low for the foreseeable future.

U.S. stocks outperform

Stock returns across market capitalizations, countries and investment styles varied during the twelve months ended June 30, 2012. Despite disappointing employment figures toward the end of the reporting period, U.S. economic data was generally positive during the twelve months ended June 30, 2012 and U.S. stocks finished the twelve-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 5.4% versus the -13.4% and -15.7% returns for the MSCI EAFE (Europe, Australasia, and the Far East) Index and the MSCI EM (Emerging Markets) Index1, respectively.

Among U.S. stocks, large-cap stocks outperformed small- and mid-cap stocks. U.S. large-cap growth stocks outperformed U.S. large-cap value stocks, while U.S. small- and mid-cap value stocks outperformed U.S. small- and mid-cap growth stocks.

Uncertainty in Europe

The European debt crisis has dragged on for years and now threatens the solvency of many European countries and their banking systems. The lack of political and fiscal unity has exacerbated the crisis. Of course, for a solution that demands stronger countries to take responsibility for the debts of weaker countries and every European country to give up some level of sovereignty, political discord can be expected.

The situation in Europe will likely continue to breed volatile, sentiment- and headline-driven markets. Equities in North America can provide some insulation for investors, while depressed valuations on European equities can provide select opportunities in dividend yielding stocks for long-term investors. While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

[1]	The returns of the MSCI EAFE and MSCI EM Indexes are gross of foreign withholding taxes

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

Despite disappointing employment figures toward the end of the reporting period, U.S. economic data was generally positive during the twelve months ended June 30, 2012 and benefited U.S. stocks. In addition, the U.S. Federal Reserve maintained its commitment to accommodative policies, which also helped support stock prices during the reporting period. However, the debt crisis in Europe continued to be a major source of uncertainty in capital markets and fears of systemic risk caused stock prices to decline during the third quarter of 2011 and the second quarter of 2012. Nonetheless, U.S. stocks gained during the reporting period, as the S&P 500 Index returned 5.45% for the twelve months ended June 30, 2012. U.S. mid-cap stocks underperformed the broader U.S. stock market, as the Russell Midcap Index returned -1.65%. U.S. mid-cap value stocks outperformed U.S. mid-cap growth stocks during the reporting period.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	2.26%
Russell 3000 Growth Index	5.05%

Net Assets as of 6/30/2012 (In Thousands)	$1,355,557

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the Russell 3000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2012. The Fund’s stock selection in the technology and consumer discretionary sectors was the main detractor from relative performance. The Fund’s stock selection in the materials and processing and producer durables sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Polycom, Inc. and Health Net, Inc. Shares of Polycom, Inc. decreased after the communication equipment provider’s estimates for fourth-quarter 2011 revenue growth disappointed investors. Health Net, Inc., an insurer, reported disappointing first-quarter earnings, which caused the stock to decline during the reporting period. The Fund’s underweight position versus the Benchmark in Exxon Mobil Corp. also detracted from relative performance as the energy stock performed strongly relative to its industry peers during the reporting period.

Individual contributors to relative performance included the Fund’s positions in Apple, Inc., Sherwin-Williams Co. and W.W. Grainger, Inc. Shares of technology company Apple, Inc. rose as the company continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of paint retailer Sherwin-Williams Co. benefited from the company’s strong earnings and revenue growth during the reporting period. Shares of W.W. Grainger, Inc., an industrial supply manufacturer, benefited as the company continued to gain market share. In addition, the company raised the low end of its 2011 fiscal year guidance and issued a positive outlook for 2012.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund’s largest overweight versus the Benchmark was in the financial services sector, while the Fund’s largest underweight versus the Benchmark was in the consumer staples sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	8.8%
2.	International Business Machines Corp.	2.3
3.	Biogen Idec, Inc.	2.1
4.	MasterCard, Inc., Class A	2.1
5.	QUALCOMM, Inc.	2.1
6.	Sherwin-Williams Co. (The)	2.0
7.	Amazon.com, Inc.	1.8
8.	American Express Co.	1.6
9.	UnitedHealth Group, Inc.	1.6
10.	Carlisle Cos., Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	32.9%
Consumer Discretionary	21.9
Industrials	13.5
Health Care	10.4
Financials	8.3
Energy	5.2
Materials	3.2
Consumer Staples	0.5
Short-Term Investment	4.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2012. The Fund’s composition is subject to change.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	10/29/99
Without Sales Charge		2.26%	2.99%	8.73%
With Sales Charge*		(3.06)	1.89	8.14
CLASS B SHARES	10/29/99
Without CDSC		1.74	2.43	8.15
With CDSC**		(3.26)	2.06	8.15
CLASS C SHARES	5/1/06
Without CDSC		1.86	2.45	8.06
With CDSC***		0.86	2.45	8.06
CLASS R5 SHARES	1/8/09	2.65	3.35	8.96
SELECT CLASS SHARES	5/1/06	2.56	3.22	8.89

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

As of August 17, 2005, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to August 17, 2005 might be less pertinent for investors considering whether to purchase shares of the Fund. Returns for the Class C Shares prior to its inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for the Select Class Shares prior to its inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different because Select Class Shares have different expenses than Class A Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of Select Class Shares from May 1, 2006 to January 8, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class and Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from June 30, 2002 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year annual average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Core Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.06%
Russell Midcap Index	-1.65%

Net Assets as of 6/30/2012 (In Thousands)	$349,522

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Core Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Index for the twelve months ended June 30, 2012. The Fund’s stock selection in the consumer discretionary and utilities sectors was the main contributor to relative performance. The Fund’s stock selection in the energy and technology sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in TransDigm Group, Inc., Papa John’s International, Inc., and ProAssurance Corp. Shares of TransDigm Group, Inc., an aerospace and defense company, benefited from the company’s strong quarterly results during the reporting period. Shares of pizza restaurant operator Papa John’s International, Inc. gained after the company increased its expectations for 2011 earnings. Shares of insurer ProAssurance Corp. benefited from the company’s announced installment of a quarterly dividend and its strong earnings.

Individual detractors from relative performance included the Fund’s positions in Patterson-UTI Energy, Inc., NetApp, Inc. and Solera Holdings, Inc. Shares of Patterson-UTI Energy, Inc., an oil well services and equipment company, declined after its estimates for its third-quarter revenue were lower than many investors had expected. Shares of NetApp, Inc., a provider of storage and data management solutions, declined after the company gave a disappointing outlook for its quarterly earnings. Shares of Solera Holdings, Inc. declined after the software and programming company lowered its expectations for its fiscal 2012 revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers invested in companies that, in their view, had leading competitive advantages, predictable and durable business models, sustainable free cash flow generation and management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Jarden Corp.	3.6%
2.	Devon Energy Corp.	3.1
3.	Silgan Holdings, Inc.	3.0
4.	Waste Connections, Inc.	2.8
5.	UnitedHealth Group, Inc.	2.8
6.	Chubb Corp. (The)	2.5
7.	Associated Banc-Corp.	2.2
8.	Allison Transmission Holdings, Inc.	2.2
9.	Coventry Health Care, Inc.	2.0
10.	Reliance Steel & Aluminum Co.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	20.8%
Consumer Discretionary	18.9
Industrials	15.4
Information Technology	10.6
Materials	8.9
Health Care	8.1
Energy	7.7
Utilities	7.2
Short-Term Investment	2.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2012. The Fund’s composition is subject to change.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/10
Without Sales Charge		(0.19)%	8.93%
With Sales Charge*		(5.41)	5.29
CLASS C SHARES	11/30/10
Without CDSC		(0.65)	8.39
With CDSC**		(1.65)	8.39
CLASS R2 SHARES	11/30/10	(0.48)	8.63
CLASS R5 SHARES	11/30/10	0.28	9.44
CLASS R6 SHARES	1/31/11	0.33	9.47
SELECT CLASS SHARES	11/30/10	0.06	9.19

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/10 To 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-data, month-end performance information please call 1-800-480-4111.

The fund commenced operations on November 30, 2010.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Core Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from November 30, 2010 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-0.42%
Russell Midcap Index	-1.65%

Net Assets as of 6/30/2012 (In Thousands)	$821,334

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2012. The Fund’s stock selection in the producer durables and materials and processing sectors was the main contributor to relative performance. The Fund’s stock selection in the technology and consumer staples sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Sherwin-Williams Co., TJX Cos., Inc. and Alliance Data Systems Corp. Shares of paint retailer Sherwin-Williams Co. benefited from the company’s strong earnings and revenue growth during the reporting period. Shares of TJX Cos., Inc. increased after the retail company raised its expectations for its 2012 earnings. Shares of Alliance Data Systems Corp., a consumer financial services company, increased due to the company’s strong earnings growth and increased expectations for future revenue.

Individual detractors from relative performance included the Fund’s positions in Newfield Exploration Co., Polycom, Inc. and Health Net, Inc. Shares of Newfield Exploration Co. declined after the oil and gas operations company lowered its expectations for its fiscal 2011 natural gas production. Shares of Polycom, Inc. decreased after the communication equipment provider’s estimates for fourth-quarter 2011 revenue growth disappointed investors. Health Net, Inc., an insurer, reported disappointing first-quarter earnings, which caused the stock to decline during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Sherwin-Williams Co. (The)	1.9%
2.	Carlisle Cos., Inc.	1.4
3.	T. Rowe Price Group, Inc.	1.4
4.	Marriott International, Inc., Class A	1.4
5.	Alliance Data Systems Corp.	1.3
6.	Bed Bath & Beyond, Inc.	1.3
7.	Humana, Inc.	1.2
8.	Cooper Industries plc	1.0
9.	Concho Resources, Inc.	1.0
10.	Harley-Davidson, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	20.0%
Financials	16.8
Information Technology	14.6
Industrials	13.8
Health Care	10.2
Materials	6.2
Utilities	5.5
Energy	5.4
Consumer Staples	3.7
Telecommunication Services	0.2
Short-Term Investment	3.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2012. The Fund’s composition is subject to change.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/09
Without Sales Charge		(0.76)%	1.70%	8.07%
With Sales Charge*		(5.96)	0.61	7.49
CLASS C SHARES	11/2/09
Without CDSC		(1.29)	1.43	7.92
With CDSC**		(2.29)	1.43	7.92
SELECT CLASS SHARES	1/1/97	(0.42)	1.89	8.17

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index and the Lipper Multi-Cap Core Funds Index from June 30, 2002 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Multi-Cap Core Funds Index is an index based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-6.31%
Russell Midcap Growth Index	-2.99%

Net Assets as of 6/30/2012 (In Thousands)	$1,426,816

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital and secondarily, current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Growth Index (the “Benchmark”) for the twelve months ended June 30, 2012. The Fund’s stock selection in the technology and consumer staples sectors was the main detractor from relative performance. The Fund’s stock selection in the producer durables and materials and processing sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Polycom, Inc., Health Net, Inc. and Newfield Exploration Co. Shares of Polycom, Inc. decreased after the communication equipment provider’s estimates for fourth-quarter 2011 revenue growth disappointed investors. Health Net, Inc., an insurer, reported disappointing first-quarter earnings, which caused the stock to decline during the reporting period. Shares of Newfield Exploration Co. declined after the oil and gas operations company lowered its expectations for its fiscal 2011 natural gas production.

Individual contributors to relative performance included the Fund’s positions in Alliance Data Systems Corp., Sherwin-Williams Co. and Michael Kors Holdings Ltd. Shares of Alliance Data Systems Corp., a consumer financial services company, increased due to the company’s strong earnings growth and increased expectations for future revenue. Shares of paint retailer Sherwin-Williams Co. benefited from the company’s strong earnings and revenue growth during the reporting period. Shares of Michael Kors Holdings Ltd. benefited after the retail company increased its expectations for revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund’s largest overweight versus the Benchmark was in the producer durables sector and the Fund’s largest underweight versus the Benchmark was in the consumer staples sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alliance Data Systems Corp.	2.6%
2.	Sherwin-Williams Co. (The)	2.5
3.	Concho Resources, Inc.	1.9
4.	Harley-Davidson, Inc.	1.9
5.	Avago Technologies Ltd., (Singapore)	1.8
6.	Pall Corp.	1.8
7.	Perrigo Co.	1.7
8.	Bed Bath & Beyond, Inc.	1.7
9.	Carlisle Cos., Inc.	1.7
10.	Dick’s Sporting Goods, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	22.7%
Consumer Discretionary	19.9
Industrials	18.6
Health Care	15.2
Financials	7.8
Energy	5.8
Materials	4.8
Consumer Staples	1.1
Short-Term Investment	4.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2012. The Fund’s composition is subject to change.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		(6.61)%	1.23%	6.41%
With Sales Charge*		(11.50)	0.14	5.84
CLASS B SHARES	1/14/94
Without CDSC		(7.08)	0.66	5.85
With CDSC**		(12.08)	0.27	5.85
CLASS C SHARES	11/4/97
Without CDSC		(7.06)	0.66	5.75
With CDSC***		(8.06)	0.66	5.75
CLASS R2 SHARES	6/19/09	(6.72)	1.07	6.23
CLASS R5 SHARES	11/1/11	(6.18)	1.55	6.71
CLASS R6 SHARES	11/1/11	(6.14)	1.56	6.72
SELECT CLASS SHARES	3/2/89	(6.31)	1.52	6.70

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Select Class Shares. Prior performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from June 30, 2002 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	5.43%
Russell Midcap Value Index	-0.37%

Net Assets as of 6/30/2012 (In Thousands)	$7,809,547

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the Russell Midcap Value Index (the “Benchmark”) for the twelve months ended June 30, 2012. The Fund’s relative outperformance versus the Benchmark was primarily driven by positive stock selection in the consumer discretionary sector. The Fund’s underweight versus the Benchmark in the consumer staples sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Sherwin-Williams Co., TJX Cos., Inc. and Expedia, Inc. Shares of paint retailer Sherwin-Williams Co. benefited from the company’s strong earnings and revenue growth during the reporting period. Shares of TJX Cos., Inc. increased after the retail company raised its expectations for its 2012 earnings. Shares of Expedia, Inc., an online travel company, benefited from the company’s better-than-expected first-quarter results.

Individual detractors from the Fund’s relative performance included the Fund’s positions in Cablevision Systems Corp., Newfield Exploration Co. and Tiffany & Co. Shares of Cablevision Systems Corp. declined after the television company announced disappointing quarterly results. Shares of Newfield Exploration Co. declined after the oil and gas operations company lowered its expectations for its fiscal 2011 natural gas production. Shares of Tiffany & Co. declined after the jewelry company lowered its expectations for 2012 net sales.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate sustainable levels of free cash flow. The Fund’s portfolio managers believed that these types of companies should perform relatively well in what they view as a slow but sustainable economic recovery in the United States. The Fund’s largest overweight continued to be in the consumer discretionary sector. The Fund’s portfolio managers sought to own retailers with strong brands and business models that produce recurring revenue, believing that these factors, coupled with lower levels of capital spending, should contribute to their sustainable generation of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Loews Corp.	1.8%
2.	Republic Services, Inc.	1.7
3.	Marsh & McLennan Cos., Inc.	1.6
4.	Ball Corp.	1.6
5.	Energen Corp.	1.5
6.	Ameriprise Financial, Inc.	1.5
7.	Marriott International, Inc., Class A	1.4
8.	Northeast Utilities	1.4
9.	Sempra Energy	1.3
10.	Kohl’s Corp.	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Financials	25.5%
Consumer Discretionary	20.0
Utilities	11.1
Industrials	8.8
Materials	7.6
Information Technology	6.3
Consumer Staples	6.3
Energy	5.1
Health Care	5.0
Telecommunication Services	0.4
Short-Term Investment	3.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2012. The Fund’s composition is subject to change.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/30/01
Without Sales Charge		4.92%	2.01%	8.80%
With Sales Charge*		(0.58)	0.91	8.21
CLASS B SHARES	4/30/01
Without CDSC		4.40	1.49	8.31
With CDSC**		(0.60)	1.11	8.31
CLASS C SHARES	4/30/01
Without CDSC		4.38	1.49	8.20
With CDSC***		3.38	1.49	8.20
CLASS R2 SHARES	11/3/08	4.65	1.82	8.70
INSTITUTIONAL CLASS SHARES	11/13/97	5.43	2.52	9.34
SELECT CLASS SHARES	10/31/01	5.20	2.27	9.08

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index from June 30, 2002 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index are indexes based on total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-0.91%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.05%

Net Assets as of 6/30/2012 (In Thousands)	$513,640

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Market Neutral Fund (the “Fund”) seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the twelve months ended June 30, 2012.

The Fund’s portfolio managers employed a quantitative bottom-up approach to their stock selection process, focusing on both valuation and fundamentals. The valuation stock selection model seeks to determine how a stock is priced relative to what the Fund’s portfolio managers believe is its intrinsic value by considering valuation factors such as a company’s cash flow and price-to-book values. The fundamentals stock selection model attempts to identify how healthy a company’s short-term operating trends are, using metrics such as stock price momentum and earnings momentum.

During the reporting period, the Fund’s stock selection process produced a negative return for the Fund. As a result of the Fund’s quantitative bottom-up stock selection process, the Fund experienced negative returns in the health care and consumer sectors and positive returns in the financial, technology, industrial sectors.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers ranked stocks within a universe of approximately 1,300 large-cap, mid-cap and small-cap stocks. The Fund’s portfolio managers sought to go long on what they perceived to be inexpensive stocks with improving fundamentals and short on expensive stocks with deteriorating fundamentals. They continued to use strategies designed to produce returns that are intended to have no correlation with general domestic market performance.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	CMS Energy Corp.	0.4%
2.	U.S. Airways Group, Inc.	0.4
3.	Discover Financial Services	0.4
4.	Questcor Pharmaceuticals, Inc.	0.4
5.	Foot Locker, Inc.	0.4
6.	Portland General Electric Co.	0.4
7.	Expedia, Inc.	0.4
8.	East West Bancorp, Inc.	0.4
9.	Textron, Inc.	0.4
10.	Brinker International, Inc.	0.4

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Vivus, Inc.	0.5%
2.	NetSuite, Inc.	0.5
3.	IHS, Inc., Class A	0.5
4.	McCormick & Co., Inc. (Non-Voting)	0.5
5.	MDC Holdings, Inc.	0.5
6.	United Natural Foods, Inc.	0.5
7.	Shutterfly, Inc.	0.5
8.	Ashland, Inc.	0.5
9.	Synovus Financial Corp.	0.5
10.	Ariad Pharmaceuticals, Inc.	0.5

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	16.5%
Information Technology	15.6
Industrials	13.3
Financials	11.8
Health Care	8.8
Energy	6.6
Materials	5.2
Utilities	5.0
Consumer Staples	5.0
Telecommunication Services	0.5
Short-Term Investment	11.7

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	16.6%
Consumer Discretionary	15.5
Industrials	14.9
Financials	13.9
Health Care	11.4
Energy	8.3
Materials	7.4
Utilities	6.2
Consumer Staples	5.1
Telecommunication Services	0.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of June 30, 2012. The Fund’s composition is subject to change.
****	Percentages indicated are based upon total short investments as of June 30, 2012. The Fund’s composition is subject to change.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/23/03
Without Sales Charge		(1.22)%	(1.88)%	1.21%
With Sales Charge*		(6.38)	(2.93)	0.62
CLASS B SHARES	5/23/03
Without CDSC		(2.01)	(2.64)	0.55
With CDSC**		(7.01)	(3.08)	0.55
CLASS C SHARES	5/23/03
Without CDSC		(1.90)	(2.62)	0.46
With CDSC***		(2.90)	(2.62)	0.46
SELECT CLASS SHARES	5/23/03	(0.91)	(1.64)	1.46

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/23/03 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 23, 2003.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Equity Market-Neutral Funds Average from May 23, 2003 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is

comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Lipper Equity Market-Neutral Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because the Class B Shares automatically convert to Class A Shares after eight years, the since inception average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	6.36%
Russell 3000 Value Index	2.64%

Net Assets as of 6/30/2012 (In Thousands)	$1,132,139

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the Russell 3000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2012. The Fund’s relative outperformance versus the Benchmark was driven primarily by the Fund’s stock selection in the financials sector. The Fund’s stock selection in the consumer staples sector detracted from the Fund’s relative performance.

Individual contributors to relative performance included the Fund’s positions in Sherwin-Williams Co., Wells Fargo & Co. and Expedia, Inc. Shares of paint retailer Sherwin-Williams Co. benefited from the company’s strong earnings and revenue growth during the reporting period. Shares of Wells Fargo & Co. benefited from investors’ optimism surrounding the bank’s competitive positioning and resulting market share gains. Shares of Expedia, Inc., an online travel company, benefited from the company’s better-than-expected first-quarter results.

Individual detractors from the Fund’s relative performance included the Fund’s positions in Walgreen Co., Devon Energy Corp. and Cablevision Systems Corp. Shares of Walgreen Co., a retail drugstore operator, declined due to concerns that the termination of its partnership with pharmacy benefits manager Express Scripts would negatively impact the company’s earnings. Shares of oil and gas operations company Devon Energy Corp. declined due to concerns that slowing economic growth would hurt the demand for oil and natural gas. Shares of Cablevision Systems Corp. declined after the broadcasting and cable TV company announced disappointing quarterly results.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate significant levels of free cash flow. As a result of bottom-up fundamental research, the Fund was overweight versus the Benchmark in the consumer discretionary sector, where the Fund’s portfolio managers sought to own retailers with strong and recognizable brands, a loyal customer base, recurring revenue streams and lower capital expenditure levels. The Fund was also overweight versus the Benchmark in the financials sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.9%
2.	Exxon Mobil Corp.	3.8
3.	AT&T, Inc.	2.8
4.	Pfizer, Inc.	2.7
5.	Loews Corp.	2.6
6.	Devon Energy Corp.	2.3
7.	Johnson & Johnson	1.8
8.	Procter & Gamble Co. (The)	1.8
9.	Capital One Financial Corp.	1.6
10.	American International Group, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Financials	33.7%
Energy	12.3
Consumer Discretionary	12.1
Health Care	11.2
Utilities	7.9
Industrials	4.6
Materials	4.6
Telecommunication Services	4.0
Information Technology	3.5
Consumer Staples	3.4
Investment Company	0.6
Short-Term Investment	2.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2012. The Fund’s composition is subject to change.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/05
Without Sales Charge		5.83%	2.02%	6.26%
With Sales Charge*		0.26	0.93	5.48
CLASS C SHARES	2/28/05
Without CDSC		5.32	1.51	5.73
With CDSC**		4.32	1.51	5.73
INSTITUTIONAL CLASS SHARES	2/28/05	6.36	2.54	6.72
SELECT CLASS SHARES	2/28/05	6.09	2.28	6.53

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/05 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2005.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from February 28, 2005 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 95.5%
	Consumer Discretionary — 21.8%
	Auto Components — 1.6%
647	Allison Transmission Holdings, Inc.	11,365
165	BorgWarner, Inc. (a)	10,803

		22,168

	Automobiles — 2.1%
426	Harley-Davidson, Inc.	19,495
296	Tesla Motors, Inc. (a)	9,271

		28,766

	Hotels, Restaurants & Leisure — 3.5%
903	International Game Technology	14,216
305	Las Vegas Sands Corp.	13,260
381	Starbucks Corp.	20,326

		47,802

	Household Durables — 0.9%
410	Toll Brothers, Inc. (a)	12,195

	Internet & Catalog Retail — 3.0%
104	Amazon.com, Inc. (a)	23,840
249	HomeAway, Inc. (a)	5,410
17	priceline.com, Inc. (a)	11,164

		40,414

	Leisure Equipment & Products — 0.5%
288	Brunswick Corp.	6,393

	Media — 2.8%
416	DIRECTV, Class A (a)	20,299
366	Walt Disney Co. (The)	17,761

		38,060

	Specialty Retail — 4.8%
264	Bed Bath & Beyond, Inc. (a)	16,284
335	Home Depot, Inc. (The)	17,746
202	PetSmart, Inc.	13,786
678	Sally Beauty Holdings, Inc. (a)	17,442

		65,258

	Textiles, Apparel & Luxury Goods — 2.6%
179	Lululemon Athletica, Inc., (Canada) (a)	10,679
368	Michael Kors Holdings Ltd., (Hong Kong) (a)	15,414
234	Wolverine World Wide, Inc.	9,063

		35,156

	Total Consumer Discretionary	296,212

	Consumer Staples — 0.4%
	Personal Products — 0.4%
124	Herbalife Ltd., (Cayman Islands)	5,974

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 5.2%
	Energy Equipment & Services — 1.6%
334	Cameron International Corp. (a)	14,260
114	Dril-Quip, Inc. (a)	7,503

		21,763

	Oil, Gas & Consumable Fuels — 3.6%
214	Concho Resources, Inc. (a)	18,190
276	Laredo Petroleum Holdings, Inc. (a)	5,735
134	Pioneer Natural Resources Co.	11,803
210	Range Resources Corp.	13,011

		48,739

	Total Energy	70,502

	Financials — 8.3%
	Capital Markets — 0.9%
205	T. Rowe Price Group, Inc.	12,926

	Commercial Banks — 2.4%
473	U.S. Bancorp	15,199
536	Wells Fargo & Co.	17,910

		33,109

	Consumer Finance — 1.6%
374	American Express Co.	21,753

	Diversified Financial Services — 1.0%
357	Moody’s Corp.	13,052

	Insurance — 1.5%
175	ACE Ltd., (Switzerland)	12,958
238	Amtrust Financial Services, Inc.	7,062

		20,020

	Real Estate Investment Trusts (REITs) — 0.9%
348	Prologis, Inc.	11,577

	Total Financials	112,437

	Health Care — 10.4%
	Biotechnology — 4.0%
322	Aegerion Pharmaceuticals, Inc. (a)	4,783
117	Alexion Pharmaceuticals, Inc. (a)	11,568
199	Biogen Idec, Inc. (a)	28,674
161	Vertex Pharmaceuticals, Inc. (a)	9,014

		54,039

	Health Care Providers & Services — 3.0%
302	Health Net, Inc. (a)	7,318
144	Humana, Inc.	11,120
369	UnitedHealth Group, Inc.	21,610

		40,048

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Pharmaceuticals — 3.4%
181	Allergan, Inc.	16,783
359	Valeant Pharmaceuticals International, Inc., (Canada) (a)	16,066
183	Watson Pharmaceuticals, Inc. (a)	13,548

		46,397

	Total Health Care	140,484

	Industrials — 13.4%
	Aerospace & Defense — 1.3%
130	TransDigm Group, Inc. (a)	17,515

	Building Products — 0.9%
246	Armstrong World Industries, Inc.	12,103

	Electrical Equipment — 1.8%
260	Cooper Industries plc	17,693
99	Rockwell Automation, Inc.	6,553

		24,246

	Industrial Conglomerates — 1.6%
405	Carlisle Cos., Inc.	21,447

	Machinery — 1.6%
390	Pall Corp.	21,365

	Professional Services — 0.7%
395	Nielsen Holdings N.V. (a)	10,357

	Road & Rail — 2.1%
302	J.B. Hunt Transport Services, Inc.	18,005
243	Old Dominion Freight Line, Inc. (a)	10,520

		28,525

	Trading Companies & Distributors — 3.4%
438	Air Lease Corp. (a)	8,495
58	MSC Industrial Direct Co., Inc., Class A	3,778
408	Rush Enterprises, Inc., Class A (a)	6,672
83	W.W. Grainger, Inc.	15,815
158	Watsco, Inc.	11,668

		46,428

	Total Industrials	181,986

	Information Technology — 32.8%
	Communications Equipment — 3.7%
582	Aruba Networks, Inc. (a)	8,759
130	F5 Networks, Inc. (a)	12,913
505	QUALCOMM, Inc.	28,124

		49,796

	Computers & Peripherals — 10.2%
204	Apple, Inc. (a)	119,048
722	EMC Corp. (a)	18,508

		137,556

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — 2.3%
126	Facebook, Inc., Class A (a)	3,915
34	Google, Inc., Class A (a)	19,954
167	Rackspace Hosting, Inc. (a)	7,316

		31,185

	IT Services — 5.6%
160	International Business Machines Corp.	31,371
66	MasterCard, Inc., Class A	28,430
484	ServiceSource International, Inc. (a)	6,701
298	VeriFone Systems, Inc. (a)	9,851

		76,353

	Semiconductors & Semiconductor Equipment — 5.4%
414	ARM Holdings plc, (United Kingdom), ADR	9,842
578	Avago Technologies Ltd., (Singapore)	20,750
477	Lam Research Corp. (a)	17,994
437	Microchip Technology, Inc.	14,456
319	Xilinx, Inc.	10,709

		73,751

	Software — 5.6%
158	Citrix Systems, Inc. (a)	13,296
144	FactSet Research Systems, Inc.	13,374
214	MICROS Systems, Inc. (a)	10,977
569	Nuance Communications, Inc. (a)	13,549
214	Red Hat, Inc. (a)	12,081
91	Salesforce.com, Inc. (a)	12,568

		75,845

	Total Information Technology	444,486

	Materials — 3.2%
	Chemicals — 3.2%
283	FMC Corp.	15,135
209	Sherwin-Williams Co. (The)	27,608

	Total Materials	42,743

	Total Common Stocks (Cost $1,070,210)	1,294,824

Short-Term Investment — 4.1%
	Investment Company — 4.1%
55,818	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (m) (Cost $55,818)	55,818

	Total Investments — 99.6% (Cost $1,126,028)	1,350,642
	Other Assets in Excess of Liabilities — 0.4%	4,915

	NET ASSETS — 100.0%	$1,355,557

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

JPMorgan Mid Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.6%
	Consumer Discretionary — 18.9%
	Auto Components — 2.2%
438	Allison Transmission Holdings, Inc.	7,695

	Automobiles — 1.5%
118	Harley-Davidson, Inc.	5,393

	Distributors — 1.0%
57	Genuine Parts Co.	3,443

	Hotels, Restaurants & Leisure — 6.0%
140	Brinker International, Inc.	4,471
82	Cracker Barrel Old Country Store, Inc.	5,175
110	Papa John’s International, Inc. (a)	5,244
133	Penn National Gaming, Inc. (a)	5,951

		20,841

	Household Durables — 3.6%
302	Jarden Corp.	12,675

	Multiline Retail — 1.6%
116	Nordstrom, Inc.	5,747

	Specialty Retail — 3.0%
341	American Eagle Outfitters, Inc.	6,734
77	Dick’s Sporting Goods, Inc.	3,691

		10,425

	Total Consumer Discretionary	66,219

	Energy — 7.7%
	Energy Equipment & Services — 2.7%
387	Patterson-UTI Energy, Inc.	5,632
81	Tidewater, Inc.	3,737

		9,369

	Oil, Gas & Consumable Fuels — 5.0%
122	Cimarex Energy Co.	6,717
188	Devon Energy Corp.	10,884

		17,601

	Total Energy	26,970

	Financials — 20.9%
	Capital Markets — 7.2%
32	BlackRock, Inc.	5,502
54	Franklin Resources, Inc.	6,016
311	HFF, Inc., Class A (a)	4,341
332	Janus Capital Group, Inc.	2,600
398	TD Ameritrade Holding Corp.	6,770

		25,229

	Commercial Banks — 4.0%
595	Associated Banc-Corp.	7,842

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
177	First Republic Bank (a)	5,939

		13,781

	Insurance — 4.5%
122	Chubb Corp. (The)	8,866
76	ProAssurance Corp.	6,809

		15,675

	Real Estate Investment Trusts (REITs) — 5.2%
97	Mid-America Apartment Communities, Inc.	6,604
209	National Retail Properties, Inc.	5,926
313	RLJ Lodging Trust	5,667

		18,197

	Total Financials	72,882

	Health Care — 8.1%
	Health Care Equipment & Supplies — 1.4%
50	IDEXX Laboratories, Inc. (a)	4,776

	Health Care Providers & Services — 6.7%
222	Coventry Health Care, Inc.	7,052
71	Laboratory Corp. of America Holdings (a)	6,616
166	UnitedHealth Group, Inc.	9,727

		23,395

	Total Health Care	28,171

	Industrials — 15.4%
	Aerospace & Defense — 1.5%
39	TransDigm Group, Inc. (a)	5,302

	Commercial Services & Supplies — 4.3%
284	Herman Miller, Inc.	5,258
331	Waste Connections, Inc.	9,912

		15,170

	Electrical Equipment — 1.5%
81	Regal-Beloit Corp.	5,052

	Machinery — 5.5%
46	Cummins, Inc.	4,448
99	Joy Global, Inc.	5,594
255	Rexnord Corp. (a)	5,102
54	Toro Co. (The)	3,949

		19,093

	Road & Rail — 1.5%
71	Norfolk Southern Corp.	5,121

	Trading Companies & Distributors — 1.1%
21	W.W. Grainger, Inc.	3,959

	Total Industrials	53,697

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Information Technology — 10.5%
	Computers & Peripherals — 1.5%
162	NetApp, Inc. (a)	5,168

	Electronic Equipment, Instruments & Components — 1.5%
102	Anixter International, Inc.	5,404

	Semiconductors & Semiconductor Equipment — 3.0%
149	Freescale Semiconductor Ltd. (a)	1,528
162	Linear Technology Corp.	5,068
340	Marvell Technology Group Ltd., (Bermuda)	3,834

		10,430

	Software — 4.5%
53	Citrix Systems, Inc. (a)	4,474
125	MICROS Systems, Inc. (a)	6,389
120	Solera Holdings, Inc.	5,010

		15,873

	Total Information Technology	36,875

	Materials — 8.9%
	Chemicals — 2.0%
51	Airgas, Inc.	4,272
70	Scotts Miracle-Gro Co. (The), Class A	2,877

		7,149

	Containers & Packaging — 4.9%
195	Crown Holdings, Inc. (a)	6,717
244	Silgan Holdings, Inc.	10,432

		17,149

	Metals & Mining — 2.0%
136	Reliance Steel & Aluminum Co.	6,865

	Total Materials	31,163

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 7.2%
	Electric Utilities — 1.4%
105	Southern Co. (The)	4,872

	Gas Utilities — 0.6%
47	Northwest Natural Gas Co.	2,219

	Multi-Utilities — 5.2%
274	CMS Energy Corp.	6,449
142	NorthWestern Corp.	5,193
162	Wisconsin Energy Corp.	6,421

		18,063

	Total Utilities	25,154

	Total Common Stocks (Cost $326,917)	341,131

Short-Term Investment — 2.4%
	Investment Company — 2.4%
8,465	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (m) (Cost $8,465)	8,465

	Total Investments — 100.0% (Cost $335,382)	349,596
	Liabilities in Excess of Other Assets — 0.0% (g)	(74)

	NET ASSETS — 100.0%	$349,522

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.3%
	Consumer Discretionary — 20.0%
	Auto Components — 1.0%
219	Allison Transmission Holdings, Inc.	3,841
68	BorgWarner, Inc. (a)	4,427

		8,268

	Automobiles — 1.3%
167	Harley-Davidson, Inc.	7,646
91	Tesla Motors, Inc. (a)	2,844

		10,490

	Distributors — 0.5%
69	Genuine Parts Co.	4,150

	Hotels, Restaurants & Leisure — 3.1%
61	Darden Restaurants, Inc.	3,092
336	International Game Technology	5,290
284	Marriott International, Inc., Class A	11,137
120	Royal Caribbean Cruises Ltd.	3,126
45	Yum! Brands, Inc.	2,899

		25,544

	Household Durables — 1.2%
40	Jarden Corp.	1,698
56	Mohawk Industries, Inc. (a)	3,938
125	Toll Brothers, Inc. (a)	3,725

		9,361

	Internet & Catalog Retail — 1.0%
130	Expedia, Inc.	6,235
34	TripAdvisor, Inc. (a)	1,533

		7,768

	Media — 2.2%
28	AMC Networks, Inc., Class A (a)	1,002
106	Cablevision Systems Corp., Class A	1,410
132	CBS Corp. (Non-Voting), Class B	4,320
130	Clear Channel Outdoor Holdings, Inc., Class A (a)	783
86	Discovery Communications, Inc., Class A (a)	4,649
129	DISH Network Corp., Class A	3,686
115	Gannett Co., Inc.	1,694
2	Washington Post Co. (The), Class B	843

		18,387

	Multiline Retail — 1.2%
70	Family Dollar Stores, Inc.	4,621
121	Kohl’s Corp.	5,495

		10,116

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 7.0%
95	Abercrombie & Fitch Co., Class A	3,236
13	AutoZone, Inc. (a)	4,810
167	Bed Bath & Beyond, Inc. (a)	10,302
143	Dick’s Sporting Goods, Inc.	6,850
145	Gap, Inc. (The)	3,978
107	PetSmart, Inc.	7,309
244	Sally Beauty Holdings, Inc. (a)	6,273
60	Tiffany & Co.	3,182
104	TJX Cos., Inc.	4,478
119	Urban Outfitters, Inc. (a)	3,291
110	Williams-Sonoma, Inc.	3,836

		57,545

	Textiles, Apparel & Luxury Goods — 1.5%
54	Lululemon Athletica, Inc., (Canada) (a)	3,202
111	Michael Kors Holdings Ltd., (Hong Kong) (a)	4,640
59	PVH Corp.	4,574

		12,416

	Total Consumer Discretionary	164,045

	Consumer Staples — 3.7%
	Beverages — 1.4%
85	Beam, Inc.	5,337
27	Brown-Forman Corp., Class B	2,652
74	Dr. Pepper Snapple Group, Inc.	3,250

		11,239

	Food Products — 1.5%
78	Green Mountain Coffee Roasters, Inc. (a)	1,703
55	Hershey Co. (The)	3,969
37	JM Smucker Co. (The)	2,757
60	Ralcorp Holdings, Inc. (a)	4,004

		12,433

	Household Products — 0.5%
51	Energizer Holdings, Inc. (a)	3,823

	Personal Products — 0.3%
57	Herbalife Ltd., (Cayman Islands)	2,735

	Total Consumer Staples	30,230

	Energy — 5.4%
	Energy Equipment & Services — 0.7%
129	Cameron International Corp. (a)	5,529

	Oil, Gas & Consumable Fuels — 4.7%
92	Concho Resources, Inc. (a)	7,840
73	Devon Energy Corp.	4,239
137	Energen Corp.	6,201

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
90	EQT Corp.	4,821
93	Laredo Petroleum Holdings, Inc. (a)	1,943
43	Pioneer Natural Resources Co.	3,784
77	QEP Resources, Inc.	2,302
74	Range Resources Corp.	4,603
118	Williams Cos., Inc. (The)	3,389

		39,122

	Total Energy	44,651

	Financials — 16.7%
	Capital Markets — 4.3%
116	Ameriprise Financial, Inc.	6,036
266	Blackstone Group LP (The)	3,479
322	Charles Schwab Corp. (The)	4,158
175	Invesco Ltd.	3,962
138	Lazard Ltd., (Bermuda), Class A	3,597
61	Northern Trust Corp.	2,789
179	T. Rowe Price Group, Inc.	11,254

		35,275

	Commercial Banks — 3.4%
81	BOK Financial Corp. (c)	4,703
67	City National Corp.	3,235
39	Cullen/Frost Bankers, Inc.	2,254
346	Fifth Third Bancorp	4,642
280	Huntington Bancshares, Inc.	1,792
61	M&T Bank Corp.	5,020
190	SunTrust Banks, Inc.	4,599
107	Zions Bancorp	2,070

		28,315

	Diversified Financial Services — 0.7%
156	Moody’s Corp.	5,687

	Insurance — 5.5%
16	Alleghany Corp. (a)	5,300
37	Arch Capital Group Ltd., (Bermuda) (a)	1,484
160	Axis Capital Holdings Ltd., (Bermuda)	5,221
54	Chubb Corp. (The)	3,896
186	Loews Corp.	7,593
204	Marsh & McLennan Cos., Inc.	6,568
260	Old Republic International Corp.	2,152
116	OneBeacon Insurance Group Ltd., Class A	1,505
123	Unum Group	2,349
129	W.R. Berkley Corp.	5,021
200	XL Group plc, (Ireland)	4,197

		45,286

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — 1.9%
76	HCP, Inc.	3,364
129	Prologis, Inc.	4,297
84	Regency Centers Corp.	4,015
44	Vornado Realty Trust	3,700

		15,376

	Real Estate Management & Development — 0.4%
191	Brookfield Office Properties, Inc.	3,325

	Thrifts & Mortgage Finance — 0.5%
112	Capitol Federal Financial, Inc.	1,334
241	People’s United Financial, Inc.	2,799

		4,133

	Total Financials	137,397

	Health Care — 10.2%
	Biotechnology — 1.5%
60	Alexion Pharmaceuticals, Inc. (a)	5,918
30	Onyx Pharmaceuticals, Inc. (a)	2,014
74	Vertex Pharmaceuticals, Inc. (a)	4,144

		12,076

	Health Care Equipment & Supplies — 1.2%
33	Becton, Dickinson & Co.	2,430
64	Sirona Dental Systems, Inc. (a)	2,885
131	Thoratec Corp. (a)	4,382

		9,697

	Health Care Providers & Services — 3.9%
105	AmerisourceBergen Corp.	4,112
254	Brookdale Senior Living, Inc. (a)	4,509
101	Cigna Corp.	4,426
116	Health Net, Inc. (a)	2,818
19	Henry Schein, Inc. (a)	1,507
122	Humana, Inc.	9,476
149	Lincare Holdings, Inc.	5,054

		31,902

	Life Sciences Tools & Services — 1.3%
125	Agilent Technologies, Inc.	4,913
214	Bruker Corp. (a)	2,847
64	Illumina, Inc. (a)	2,604

		10,364

	Pharmaceuticals — 2.3%
121	Elan Corp. plc, (Ireland), ADR (a)	1,758
61	Perrigo Co.	7,229
110	Valeant Pharmaceuticals International, Inc., (Canada) (a)	4,927

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Pharmaceuticals — Continued
72	Watson Pharmaceuticals, Inc. (a)	5,305

		19,219

	Total Health Care	83,258

	Industrials — 13.8%
	Aerospace & Defense — 0.9%
45	Alliant Techsystems, Inc.	2,261
39	TransDigm Group, Inc. (a)	5,291

		7,552

	Building Products — 0.8%
76	Armstrong World Industries, Inc.	3,731
120	Fortune Brands Home & Security, Inc. (a)	2,680

		6,411

	Commercial Services & Supplies — 1.6%
261	Republic Services, Inc.	6,893
67	Stericycle, Inc. (a)	6,119

		13,012

	Construction & Engineering — 0.4%
64	Fluor Corp.	3,173

	Electrical Equipment — 2.3%
89	AMETEK, Inc.	4,432
116	Cooper Industries plc	7,909
62	Regal-Beloit Corp.	3,848
45	Rockwell Automation, Inc.	2,959

		19,148

	Industrial Conglomerates — 1.4%
215	Carlisle Cos., Inc.	11,398

	Machinery — 2.4%
21	Cummins, Inc.	2,076
136	Pall Corp.	7,443
99	Rexnord Corp. (a)	1,984
71	Snap-on, Inc.	4,432
51	Wabtec Corp.	3,961

		19,896

	Professional Services — 1.2%
51	Equifax, Inc.	2,353
40	IHS, Inc., Class A (a)	4,331
121	Nielsen Holdings N.V. (a)	3,167

		9,851

	Road & Rail — 0.8%
111	J.B. Hunt Transport Services, Inc.	6,622

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 2.0%
202	Air Lease Corp. (a)	3,919
89	MSC Industrial Direct Co., Inc., Class A	5,801
33	W.W. Grainger, Inc.	6,215

		15,935

	Total Industrials	112,998

	Information Technology — 14.6%
	Communications Equipment — 1.0%
198	Aruba Networks, Inc. (a)	2,972
50	F5 Networks, Inc. (a)	4,998

		7,970

	Computers & Peripherals — 0.4%
98	NetApp, Inc. (a)	3,128

	Electronic Equipment, Instruments & Components — 1.1%
95	Amphenol Corp., Class A	5,212
118	Arrow Electronics, Inc. (a)	3,858

		9,070

	Internet Software & Services — 0.6%
52	OpenTable, Inc. (a)	2,332
64	Rackspace Hosting, Inc. (a)	2,803

		5,135

	IT Services — 2.8%
80	Alliance Data Systems Corp. (a)	10,746
115	FleetCor Technologies, Inc. (a)	4,023
146	Jack Henry & Associates, Inc.	5,033
110	VeriFone Systems, Inc. (a)	3,630

		23,432

	Semiconductors & Semiconductor Equipment — 3.9%
130	Analog Devices, Inc.	4,908
212	Avago Technologies Ltd., (Singapore)	7,625
132	KLA-Tencor Corp.	6,506
161	Microchip Technology, Inc. (c)	5,326
226	Xilinx, Inc.	7,594

		31,959

	Software — 4.8%
77	Citrix Systems, Inc. (a)	6,421
55	FactSet Research Systems, Inc.	5,112
145	Fortinet, Inc. (a)	3,358
85	MICROS Systems, Inc. (a)	4,331
227	Nuance Communications, Inc. (a)	5,407
104	Red Hat, Inc. (a)	5,857
139	Synopsys, Inc. (a)	4,091

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — Continued
155	TIBCO Software, Inc. (a)	4,632

		39,209

	Total Information Technology	119,903

	Materials — 6.2%
	Chemicals — 4.5%
35	Airgas, Inc.	2,932
82	Albemarle Corp.	4,874
120	FMC Corp.	6,407
115	Sherwin-Williams Co. (The)	15,180
60	Sigma-Aldrich Corp.	4,399
60	W.R. Grace & Co. (a)	3,022

		36,814

	Containers & Packaging — 1.7%
157	Ball Corp.	6,428
67	Rock-Tenn Co., Class A	3,666
96	Silgan Holdings, Inc.	4,118

		14,212

	Total Materials	51,026

	Telecommunication Services — 0.2%
	Wireless Telecommunication Services — 0.2%
76	Telephone & Data Systems, Inc.	1,607

	Utilities — 5.5%
	Electric Utilities — 2.5%
143	Northeast Utilities	5,549
295	NV Energy, Inc.	5,183
169	Westar Energy, Inc.	5,073
179	Xcel Energy, Inc.	5,094

		20,899

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.3%
65	ONEOK, Inc.	2,750

	Multi-Utilities — 2.7%
109	CenterPoint Energy, Inc.	2,261
213	CMS Energy Corp.	5,001
94	PG&E Corp.	4,246
81	Sempra Energy	5,573
119	Wisconsin Energy Corp.	4,713

		21,794

	Total Utilities	45,443

	Total Common Stocks (Cost $666,375)	790,558

Short-Term Investment — 3.6%
	Investment Company — 3.6%
29,313	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (m) (Cost $29,313)	29,313

Investment of Cash Collateral for Securities on Loan — 0.1%
	Investment Company — 0.1%
1,138	JPMorgan Prime Money Market Fund, Capital Shares, 0.160% (b) (l) (Cost $1,138)	1,138

	Total Investments — 100.0% (Cost $696,826)	821,009
	Other Assets in Excess of Liabilities — 0.0% (g)	325

	NET ASSETS — 100.0%	$821,334

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.8%
	Consumer Discretionary — 20.1%
	Auto Components — 2.0%
762	Allison Transmission Holdings, Inc.	13,384
235	BorgWarner, Inc. (a)	15,434

		28,818

	Automobiles — 2.6%
583	Harley-Davidson, Inc.	26,656
317	Tesla Motors, Inc. (a)	9,910

		36,566

	Hotels, Restaurants & Leisure — 3.4%
1,171	International Game Technology	18,437
473	Marriott International, Inc., Class A	18,553
419	Royal Caribbean Cruises Ltd.	10,899

		47,889

	Household Durables — 0.9%
437	Toll Brothers, Inc. (a)	12,980

	Internet & Catalog Retail — 0.6%
184	Expedia, Inc.	8,845

	Media — 1.1%
300	Discovery Communications, Inc., Class A (a)	16,200

	Specialty Retail — 7.6%
330	Abercrombie & Fitch Co., Class A	11,276
402	Bed Bath & Beyond, Inc. (a)	24,862
497	Dick’s Sporting Goods, Inc.	23,870
216	PetSmart, Inc.	14,734
850	Sally Beauty Holdings, Inc. (a)	21,866
416	Urban Outfitters, Inc. (a)	11,475

		108,083

	Textiles, Apparel & Luxury Goods — 1.9%
188	Lululemon Athletica, Inc., (Canada) (a)	11,187
389	Michael Kors Holdings Ltd., (Hong Kong) (a)	16,288

		27,475

	Total Consumer Discretionary	286,856

	Consumer Staples — 1.1%
	Food Products — 0.4%
273	Green Mountain Coffee Roasters, Inc. (a)	5,937

	Personal Products — 0.7%
197	Herbalife Ltd., (Cayman Islands)	9,531

	Total Consumer Staples	15,468

	Energy — 5.8%
	Energy Equipment & Services — 1.4%
451	Cameron International Corp. (a)	19,273

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 4.4%
321	Concho Resources, Inc. (a)	27,324
326	Laredo Petroleum Holdings, Inc. (a)	6,772
149	Pioneer Natural Resources Co.	13,179
259	Range Resources Corp.	16,049

		63,324

	Total Energy	82,597

	Financials — 7.9%
	Capital Markets — 3.4%
928	Blackstone Group LP (The)	12,128
483	Lazard Ltd., (Bermuda), Class A	12,540
375	T. Rowe Price Group, Inc.	23,594

		48,262

	Commercial Banks — 1.1%
282	BOK Financial Corp.	16,389

	Diversified Financial Services — 1.4%
542	Moody’s Corp.	19,821

	Insurance — 0.9%
412	Axis Capital Holdings Ltd., (Bermuda)	13,407

	Real Estate Investment Trusts (REITs) — 1.1%
451	Prologis, Inc.	14,977

	Total Financials	112,856

	Health Care — 15.3%
	Biotechnology — 3.0%
208	Alexion Pharmaceuticals, Inc. (a)	20,624
106	Onyx Pharmaceuticals, Inc. (a)	7,064
258	Vertex Pharmaceuticals, Inc. (a)	14,450

		42,138

	Health Care Equipment & Supplies — 1.8%
224	Sirona Dental Systems, Inc. (a)	10,060
455	Thoratec Corp. (a)	15,275

		25,335

	Health Care Providers & Services — 3.3%
886	Brookdale Senior Living, Inc. (a)	15,716
405	Health Net, Inc. (a)	9,820
287	Humana, Inc.	22,219

		47,755

	Life Sciences Tools & Services — 2.5%
436	Agilent Technologies, Inc.	17,126
746	Bruker Corp. (a)	9,923
225	Illumina, Inc. (a)	9,080

		36,129

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Pharmaceuticals — 4.7%
420	Elan Corp. plc, (Ireland), ADR (a)	6,126
214	Perrigo Co.	25,190
383	Valeant Pharmaceuticals International, Inc., (Canada) (a)	17,168
251	Watson Pharmaceuticals, Inc. (a)	18,586

		67,070

	Total Health Care	218,427

	Industrials — 18.8%
	Aerospace & Defense — 1.3%
137	TransDigm Group, Inc. (a)	18,439

	Building Products — 0.9%
266	Armstrong World Industries, Inc.	13,096

	Commercial Services & Supplies — 1.5%
233	Stericycle, Inc. (a)	21,338

	Construction & Engineering — 0.8%
224	Fluor Corp.	11,057

	Electrical Equipment — 2.4%
342	Cooper Industries plc	23,311
157	Rockwell Automation, Inc.	10,391

		33,702

	Industrial Conglomerates — 1.7%
454	Carlisle Cos., Inc.	24,045

	Machinery — 3.3%
75	Cummins, Inc.	7,244
473	Pall Corp.	25,936
177	Wabtec Corp.	13,817

		46,997

	Professional Services — 1.8%
140	IHS, Inc., Class A (a)	15,104
421	Nielsen Holdings N.V. (a)	11,038

		26,142

	Road & Rail — 1.6%
387	J.B. Hunt Transport Services, Inc.	23,089

	Trading Companies & Distributors — 3.5%
705	Air Lease Corp. (a)	13,660
223	MSC Industrial Direct Co., Inc., Class A	14,585
114	W.W. Grainger, Inc.	21,802

		50,047

	Total Industrials	267,952

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 23.0%
	Communications Equipment — 1.9%
688	Aruba Networks, Inc. (a)	10,359
175	F5 Networks, Inc. (a)	17,403

		27,762

	Computers & Peripherals — 0.8%
343	NetApp, Inc. (a)	10,905

	Internet Software & Services — 1.3%
180	OpenTable, Inc. (a)	8,120
222	Rackspace Hosting, Inc. (a)	9,772

		17,892

	IT Services — 4.5%
277	Alliance Data Systems Corp. (a)	37,449
400	FleetCor Technologies, Inc. (a)	14,019
383	VeriFone Systems, Inc. (a)	12,657

		64,125

	Semiconductors & Semiconductor Equipment — 5.9%
741	Avago Technologies Ltd., (Singapore)	26,584
461	KLA-Tencor Corp.	22,685
561	Microchip Technology, Inc. (c)	18,564
488	Xilinx, Inc.	16,372

		84,205

	Software — 8.6%
267	Citrix Systems, Inc. (a)	22,379
192	FactSet Research Systems, Inc.	17,826
504	Fortinet, Inc. (a)	11,698
295	MICROS Systems, Inc. (a)	15,089
791	Nuance Communications, Inc. (a)	18,846
361	Red Hat, Inc. (a)	20,406
540	TIBCO Software, Inc. (a)	16,148

		122,392

	Total Information Technology	327,281

	Materials — 4.8%
	Chemicals — 4.8%
418	FMC Corp.	22,328
273	Sherwin-Williams Co. (The)	36,158
209	W.R. Grace & Co. (a)	10,534

	Total Materials	69,020

	Total Common Stocks (Cost $1,138,294)	1,380,457

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 4.1%
	Investment Company — 4.1%
58,974	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.160% (b) (l) (m) (Cost $58,974)	58,974

Investment of Cash Collateral for Securities on Loan — 0.3%
	Investment Company — 0.3%
3,821	JPMorgan Prime Money Market Fund, Capital Shares, 0.160% (b) (l) (Cost $3,821)	3,821

	Total Investments — 101.2% (Cost $1,201,089)	1,443,252
	Liabilities in Excess of Other Assets — (1.2)%	(16,436)

	NET ASSETS — 100.0%	$1,426,816

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.0%
	Consumer Discretionary — 20.0%
	Distributors — 1.0%
1,316	Genuine Parts Co.	79,300

	Hotels, Restaurants & Leisure — 2.9%
1,174	Darden Restaurants, Inc.	59,461
2,801	Marriott International, Inc., Class A	109,793
859	Yum! Brands, Inc.	55,350

		224,604

	Household Durables — 1.4%
776	Jarden Corp.	32,612
1,073	Mohawk Industries, Inc. (a)	74,898

		107,510

	Internet & Catalog Retail — 1.3%
1,452	Expedia, Inc.	69,794
645	TripAdvisor, Inc. (a)	28,817

		98,611

	Media — 3.4%
528	AMC Networks, Inc., Class A (a)	18,777
2,034	Cablevision Systems Corp., Class A	27,036
2,488	CBS Corp. (Non-Voting), Class B	81,554
2,437	Clear Channel Outdoor Holdings, Inc., Class A (a)	14,673
2,436	DISH Network Corp., Class A	69,544
2,598	Gannett Co., Inc.	38,270
42	Washington Post Co. (The), Class B (c)	15,771

		265,625

	Multiline Retail — 2.5%
1,312	Family Dollar Stores, Inc.	87,232
2,306	Kohl’s Corp.	104,890

		192,122

	Specialty Retail — 6.4%
248	AutoZone, Inc. (a)	91,069
969	Bed Bath & Beyond, Inc. (a)	59,855
2,744	Gap, Inc. (The)	75,070
853	PetSmart, Inc.	58,141
1,152	Tiffany & Co.	60,982
1,999	TJX Cos., Inc.	85,830
2,071	Williams-Sonoma, Inc.	72,433

		503,380

	Textiles, Apparel & Luxury Goods — 1.1%
1,124	PVH Corp.	87,399

	Total Consumer Discretionary	1,558,551

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 6.2%
	Beverages — 2.7%
1,613	Beam, Inc.	100,770
517	Brown-Forman Corp., Class B	50,087
1,425	Dr. Pepper Snapple Group, Inc.	62,349

		213,206

	Food Products — 2.6%
1,040	Hershey Co. (The)	74,931
688	JM Smucker Co. (The)	51,963
1,132	Ralcorp Holdings, Inc. (a)	75,556

		202,450

	Household Products — 0.9%
968	Energizer Holdings, Inc. (a)	72,807

	Total Consumer Staples	488,463

	Energy — 5.1%
	Oil, Gas & Consumable Fuels — 5.1%
1,381	Devon Energy Corp.	80,064
2,630	Energen Corp.	118,695
1,717	EQT Corp.	92,088
1,469	QEP Resources, Inc.	44,020
2,238	Williams Cos., Inc. (The)	64,511

	Total Energy	399,378

	Financials — 25.4%
	Capital Markets — 5.2%
2,181	Ameriprise Financial, Inc.	113,968
6,071	Charles Schwab Corp. (The)	78,504
3,310	Invesco Ltd.	74,812
1,143	Northern Trust Corp.	52,600
1,345	T. Rowe Price Group, Inc.	84,656

		404,540

	Commercial Banks — 5.7%
1,257	City National Corp.	61,060
823	Cullen/Frost Bankers, Inc.	47,341
6,540	Fifth Third Bancorp	87,637
5,272	Huntington Bancshares, Inc.	33,741
1,148	M&T Bank Corp.	94,795
3,583	SunTrust Banks, Inc.	86,811
2,008	Zions Bancorp	38,997

		450,382

	Insurance — 10.0%
295	Alleghany Corp. (a)	100,109
704	Arch Capital Group Ltd., (Bermuda) (a)	27,950
793	Axis Capital Holdings Ltd., (Bermuda)	25,828

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — Continued
1,009	Chubb Corp. (The)	73,500
3,506	Loews Corp.	143,445
3,850	Marsh & McLennan Cos., Inc.	124,070
4,954	Old Republic International Corp.	41,071
2,176	OneBeacon Insurance Group Ltd., Class A	28,329
2,338	Unum Group	44,726
2,437	W.R. Berkley Corp.	94,841
3,767	XL Group plc, (Ireland)	79,249

		783,118

	Real Estate Investment Trusts (REITs) — 2.7%
1,437	HCP, Inc.	63,460
1,594	Regency Centers Corp.	75,806
831	Vornado Realty Trust	69,765

		209,031

	Real Estate Management & Development — 0.8%
3,600	Brookfield Office Properties, Inc.	62,713

	Thrifts & Mortgage Finance — 1.0%
2,111	Capitol Federal Financial, Inc.	25,079
4,549	People’s United Financial, Inc.	52,810

		77,889

	Total Financials	1,987,673

	Health Care — 5.0%
	Health Care Equipment & Supplies — 0.6%
620	Becton, Dickinson & Co.	46,356

	Health Care Providers & Services — 4.4%
1,972	AmerisourceBergen Corp.	77,605
1,899	Cigna Corp.	83,565
367	Henry Schein, Inc. (a)	28,823
754	Humana, Inc.	58,424
2,836	Lincare Holdings, Inc.	96,465

		344,882

	Total Health Care	391,238

	Industrials — 8.8%
	Aerospace & Defense — 0.5%
843	Alliant Techsystems, Inc.	42,607

	Building Products — 0.6%
2,270	Fortune Brands Home & Security, Inc. (a)	50,543

	Commercial Services & Supplies — 1.7%
4,922	Republic Services, Inc.	130,235

	Electrical Equipment — 2.3%
1,676	AMETEK, Inc.	83,657
339	Cooper Industries plc	23,099

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — Continued
1,167	Regal-Beloit Corp.	72,651

		179,407

	Industrial Conglomerates — 1.1%
1,603	Carlisle Cos., Inc.	84,983

	Machinery — 1.6%
1,870	Rexnord Corp. (a)	37,468
1,344	Snap-on, Inc.	83,660

		121,128

	Professional Services — 0.6%
953	Equifax, Inc.	44,405

	Trading Companies & Distributors — 0.4%
467	MSC Industrial Direct Co., Inc., Class A	30,644

	Total Industrials	683,952

	Information Technology — 6.3%
	Electronic Equipment, Instruments & Components — 2.2%
1,792	Amphenol Corp., Class A	98,442
2,245	Arrow Electronics, Inc. (a)	73,647

		172,089

	IT Services — 1.2%
2,754	Jack Henry & Associates, Inc.	95,073

	Semiconductors & Semiconductor Equipment — 1.9%
2,461	Analog Devices, Inc.	92,707
1,629	Xilinx, Inc.	54,675

		147,382

	Software — 1.0%
2,625	Synopsys, Inc. (a)	77,256

	Total Information Technology	491,800

	Materials — 7.6%
	Chemicals — 4.1%
658	Airgas, Inc.	55,253
1,560	Albemarle Corp.	93,034
697	Sherwin-Williams Co. (The)	92,241
1,124	Sigma-Aldrich Corp.	83,071

		323,599

	Containers & Packaging — 3.5%
2,958	Ball Corp.	121,419
1,284	Rock-Tenn Co., Class A	70,026
1,821	Silgan Holdings, Inc.	77,749

		269,194

	Total Materials	592,793

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Telecommunication Services — 0.5%
	Wireless Telecommunication Services — 0.5%
1,685	Telephone & Data Systems, Inc.	35,869

	Utilities — 11.1%
	Electric Utilities — 5.1%
2,730	Northeast Utilities	105,956
5,569	NV Energy, Inc.	97,895
3,249	Westar Energy, Inc.	97,304
3,425	Xcel Energy, Inc.	97,303

		398,458

	Gas Utilities — 0.7%
1,243	ONEOK, Inc.	52,576

	Multi-Utilities — 5.3%
2,062	CenterPoint Energy, Inc.	42,628
4,081	CMS Energy Corp.	95,897
1,772	PG&E Corp.	80,203
1,527	Sempra Energy	105,189
2,275	Wisconsin Energy Corp.	90,033

		413,950

	Total Utilities	864,984

	Total Common Stocks (Cost $5,846,871)	7,494,701

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 3.9%
	Investment Company — 3.9%
303,396	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (m) (Cost $303,396)	303,396

Investment of Cash Collateral for Securities on Loan — 0.0% (g)
	Investment Company — 0.0% (g)
3,735	JPMorgan Prime Money Market Fund, Capital Shares, 0.160% (b) (l) (Cost $3,735)	3,735

	Total Investments — 99.9% (Cost $6,154,002)	7,801,832
	Other Assets in Excess of Liabilities — 0.1%	7,715

	NET ASSETS — 100.0%	$7,809,547

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — 102.7% (j)
		Common Stocks — 90.7%
		Consumer Discretionary — 17.0%
		Auto Components — 0.7%
7		Autoliv, Inc., (Sweden)	395
13		BorgWarner, Inc. (a)	885
31		Dana Holding Corp.	402
35		Lear Corp.	1,331
16		TRW Automotive Holdings Corp. (a)	579

			3,592

		Automobiles — 1.1%
122		Ford Motor Co.	1,174
62		General Motors Co. (a)	1,225
41		Harley-Davidson, Inc.	1,886
41		Thor Industries, Inc.	1,120

			5,405

		Diversified Consumer Services — 1.2%
41		Apollo Group, Inc., Class A (a)	1,487
16		Bridgepoint Education, Inc. (a)	357
29		Coinstar, Inc. (a)	2,008
—	(h)	Hillenbrand, Inc.	3
26		ITT Educational Services, Inc. (a)	1,576
23		Regis Corp.	418

			5,849

		Hotels, Restaurants & Leisure — 2.6%
28		Bally Technologies, Inc. (a)	1,296
66		Brinker International, Inc.	2,105
23		Cracker Barrel Old Country Store, Inc.	1,416
6		Darden Restaurants, Inc.	320
36		Jack in the Box, Inc. (a)	1,004
38		Marriott International, Inc., Class A	1,490
83		MGM Resorts International (a)	923
18		Penn National Gaming, Inc. (a)	803
24		Six Flags Entertainment Corp.	1,286
2		Texas Roadhouse, Inc.	34
27		Wyndham Worldwide Corp.	1,450
13		Wynn Resorts Ltd.	1,386

			13,513

		Household Durables — 1.5%
102		D.R. Horton, Inc.	1,881
23		Garmin Ltd., (Switzerland)	865
41		Jarden Corp.	1,740
11		Lennar Corp., Class A	346
41		Newell Rubbermaid, Inc.	752
192		Standard Pacific Corp. (a)	1,190
48		Tempur-Pedic International, Inc. (a)	1,113

			7,887

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet & Catalog Retail — 0.7%
45	Expedia, Inc.	2,143
2	priceline.com, Inc. (a)	1,362

		3,505

	Leisure Equipment & Products — 0.4%
39	Brunswick Corp.	873
4	Polaris Industries, Inc.	273
25	Sturm Ruger & Co., Inc.	991

		2,137

	Media — 2.4%
72	Cablevision Systems Corp., Class A	952
30	CBS Corp. (Non-Voting), Class B	975
60	Cinemark Holdings, Inc.	1,376
49	Comcast Corp., Class A	1,565
33	DISH Network Corp., Class A	938
54	Gannett Co., Inc.	792
115	Interpublic Group of Cos., Inc. (The)	1,253
30	McGraw-Hill Cos., Inc. (The)	1,354
20	Omnicom Group, Inc.	969
101	Regal Entertainment Group, Class A	1,387
7	Scripps Networks Interactive, Inc., Class A	380
12	Valassis Communications, Inc. (a)	260

		12,201

	Multiline Retail — 1.0%
24	Dillard’s, Inc., Class A	1,512
20	Dollar General Corp. (a)	1,098
21	Dollar Tree, Inc. (a)	1,114
19	Macy’s, Inc.	668
15	Nordstrom, Inc.	745

		5,137

	Specialty Retail — 4.9%
20	Advance Auto Parts, Inc.	1,357
44	American Eagle Outfitters, Inc.	859
54	Ascena Retail Group, Inc. (a)	1,000
3	AutoZone, Inc. (a)	1,081
14	Bed Bath & Beyond, Inc. (a)	872
66	Best Buy Co., Inc.	1,376
39	Buckle, Inc. (The)	1,546
55	Express, Inc. (a)	992
32	Finish Line, Inc. (The), Class A	678
73	Foot Locker, Inc.	2,237
38	GameStop Corp., Class A	695
32	Gap, Inc. (The)	879
19	Genesco, Inc. (a)	1,155

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Specialty Retail — Continued
34	GNC Holdings, Inc., Class A	1,324
26	Group 1 Automotive, Inc.	1,168
19	Home Depot, Inc. (The)	992
46	Lowe’s Cos., Inc.	1,317
12	O’Reilly Automotive, Inc. (a)	1,045
35	Penske Automotive Group, Inc.	735
52	Pier 1 Imports, Inc.	862
9	Ross Stores, Inc.	547
50	Select Comfort Corp. (a)	1,050
44	Staples, Inc.	571
23	TJX Cos., Inc.	989

		25,327

	Textiles, Apparel & Luxury Goods — 0.5%
25	Coach, Inc.	1,453
8	Steven Madden Ltd. (a)	250
44	Vera Bradley, Inc. (a)	934

		2,637

	Total Consumer Discretionary	87,190

	Consumer Staples — 5.1%
	Beverages — 0.7%
77	Constellation Brands, Inc., Class A (a)	2,091
37	Molson Coors Brewing Co., Class B	1,529

		3,620

	Food & Staples Retailing — 1.2%
13	Casey’s General Stores, Inc.	753
37	CVS Caremark Corp.	1,736
48	Kroger Co. (The)	1,120
866	Rite Aid Corp. (a)	1,213
70	Safeway, Inc.	1,265

		6,087

	Food Products — 1.8%
53	Archer-Daniels-Midland Co.	1,560
22	Bunge Ltd.	1,364
11	ConAgra Foods, Inc.	278
11	D.E Master Blenders N.V., (Netherlands) (a)	123
106	Dean Foods Co. (a)	1,805
41	Fresh Del Monte Produce, Inc.	955
2	Hillshire Brands Co.	63
75	Smithfield Foods, Inc. (a)	1,615
73	Tyson Foods, Inc., Class A	1,374

		9,137

	Household Products — 0.3%
19	Energizer Holdings, Inc. (a)	1,450

SHARES	SECURITY DESCRIPTION	VALUE($)

	Personal Products — 0.6%
33	Herbalife Ltd., (Cayman Islands)	1,580
34	Nu Skin Enterprises, Inc., Class A	1,572

		3,152

	Tobacco — 0.5%
9	Lorillard, Inc.	1,131
18	Philip Morris International, Inc.	1,594

		2,725

	Total Consumer Staples	26,171

	Energy — 6.8%
	Energy Equipment & Services — 2.6%
21	Dresser-Rand Group, Inc. (a)	947
25	Halliburton Co.	710
107	Helix Energy Solutions Group, Inc. (a)	1,751
38	Hornbeck Offshore Services, Inc. (a)	1,479
73	Key Energy Services, Inc. (a)	552
100	Nabors Industries Ltd., (Bermuda) (a)	1,445
13	National Oilwell Varco, Inc.	854
20	Oil States International, Inc. (a)	1,347
107	RPC, Inc.	1,272
65	Superior Energy Services, Inc. (a)	1,305
31	Unit Corp. (a)	1,130
60	Weatherford International Ltd., (Switzerland) (a)	764

		13,556

	Oil, Gas & Consumable Fuels — 4.2%
8	Apache Corp.	745
36	Approach Resources, Inc. (a)	911
28	Cabot Oil & Gas Corp.	1,101
20	Carrizo Oil & Gas, Inc. (a)	481
20	Chesapeake Energy Corp.	364
20	Chevron Corp.	2,075
94	Cloud Peak Energy, Inc. (a)	1,589
13	Concho Resources, Inc. (a)	1,121
26	ConocoPhillips	1,447
58	Denbury Resources, Inc. (a)	874
12	Devon Energy Corp.	690
46	Energy XXI Bermuda Ltd., (Bermuda)	1,444
10	EOG Resources, Inc.	891
11	HollyFrontier Corp.	391
4	Occidental Petroleum Corp.	354
40	Plains Exploration & Production Co. (a)	1,394
62	Stone Energy Corp. (a)	1,571
49	Ultra Petroleum Corp. (a)	1,132
85	Western Refining, Inc.	1,904

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Oil, Gas & Consumable Fuels — Continued
32	Williams Cos., Inc. (The)	911

		21,390

	Total Energy	34,946

	Financials — 12.1%
	Capital Markets — 1.8%
13	Ameriprise Financial, Inc.	677
96	Ares Capital Corp.	1,537
58	Bank of New York Mellon Corp. (The)	1,272
45	Eaton Vance Corp.	1,200
6	Goldman Sachs Group, Inc. (The)	578
129	Knight Capital Group, Inc., Class A (a)	1,536
123	Prospect Capital Corp.	1,402
25	State Street Corp.	1,114

		9,316

	Commercial Banks — 2.9%
27	BancorpSouth, Inc.	386
14	Bank of Hawaii Corp.	625
11	Bank of the Ozarks, Inc.	326
31	BB&T Corp.	944
91	East West Bancorp, Inc.	2,141
74	Fifth Third Bancorp	992
44	First Republic Bank (a)	1,471
291	Huntington Bancshares, Inc.	1,864
50	Old National Bancorp	603
13	PNC Financial Services Group, Inc.	776
28	Texas Capital Bancshares, Inc. (a)	1,145
59	U.S. Bancorp	1,910
59	Wells Fargo & Co.	1,980

		15,163

	Consumer Finance — 1.2%
18	Capital One Financial Corp.	1,010
6	Cash America International, Inc.	251
66	Discover Financial Services	2,293
39	Ezcorp, Inc., Class A (a)	926
100	SLM Corp.	1,567

		6,047

	Diversified Financial Services — 0.4%
38	CBOE Holdings, Inc.	1,056
40	Citigroup, Inc.	1,099

		2,155

	Insurance — 5.0%
16	ACE Ltd., (Switzerland)	1,201
29	Aflac, Inc.	1,223

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
10	Allied World Assurance Co. Holdings AG, (Switzerland)	825
44	Allstate Corp. (The)	1,550
20	Alterra Capital Holdings Ltd., (Bermuda)	463
35	American Financial Group, Inc.	1,391
45	Assurant, Inc.	1,555
96	Assured Guaranty Ltd., (Bermuda)	1,360
8	CNA Financial Corp.	213
242	CNO Financial Group, Inc.	1,889
6	Everest Re Group Ltd., (Bermuda)	615
23	Hanover Insurance Group, Inc. (The)	883
86	Hartford Financial Services Group, Inc.	1,525
76	Lincoln National Corp.	1,659
36	MetLife, Inc.	1,099
21	Montpelier Re Holdings Ltd., (Bermuda)	456
7	PartnerRe Ltd., (Bermuda)	551
26	Principal Financial Group, Inc.	680
13	ProAssurance Corp.	1,169
68	Protective Life Corp.	2,001
4	Prudential Financial, Inc.	210
12	Reinsurance Group of America, Inc.	650
7	RenaissanceRe Holdings Ltd., (Bermuda)	532
25	Torchmark Corp.	1,252
29	Unum Group	561

		25,513

	Real Estate Investment Trusts (REITs) — 0.4%
29	CBL & Associates Properties, Inc.	573
55	DCT Industrial Trust, Inc.	348
10	General Growth Properties, Inc.	184
10	Mid-America Apartment Communities, Inc.	713
9	Post Properties, Inc.	461

		2,279

	Thrifts & Mortgage Finance — 0.4%
96	Ocwen Financial Corp. (a)	1,812

	Total Financials	62,285

	Health Care — 9.1%
	Biotechnology — 1.1%
21	Acorda Therapeutics, Inc. (a)	485
12	Amgen, Inc.	887
15	Celgene Corp. (a)	961
15	Cubist Pharmaceuticals, Inc. (a)	581
102	Dendreon Corp. (a)	755
8	Gilead Sciences, Inc. (a)	398
36	United Therapeutics Corp. (a)	1,800

		5,867

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Health Care Equipment & Supplies — 1.7%
40	Alere, Inc. (a)	787
57	CareFusion Corp. (a)	1,466
7	Cooper Cos., Inc. (The)	586
22	Cyberonics, Inc. (a)	1,011
14	Hill-Rom Holdings, Inc.	447
9	Integra LifeSciences Holdings Corp. (a)	341
50	ResMed, Inc. (a)	1,572
28	St. Jude Medical, Inc.	1,111
40	Thoratec Corp. (a)	1,347

		8,668

	Health Care Providers & Services — 3.3%
32	Aetna, Inc.	1,250
34	AmerisourceBergen Corp.	1,353
22	Cigna Corp.	972
31	Community Health Systems, Inc. (a)	879
7	DaVita, Inc. (a)	728
27	Express Scripts Holding Co. (a)	1,507
33	HCA Holdings, Inc.	989
6	Health Net, Inc. (a)	150
20	Humana, Inc.	1,522
13	McKesson Corp.	1,261
47	Molina Healthcare, Inc. (a)	1,096
61	Omnicare, Inc.	1,915
9	UnitedHealth Group, Inc.	554
33	WellCare Health Plans, Inc. (a)	1,769
11	WellPoint, Inc.	724

		16,669

	Health Care Technology — 0.4%
18	SXC Health Solutions Corp. (a)	1,827

	Life Sciences Tools & Services — 0.2%
50	Bruker Corp. (a)	666
15	Charles River Laboratories International, Inc. (a)	476

		1,142

	Pharmaceuticals — 2.4%
32	Abbott Laboratories	2,042
14	Bristol-Myers Squibb Co.	508
26	Eli Lilly & Co.	1,105
24	Endo Health Solutions, Inc. (a)	732
36	Jazz Pharmaceuticals plc, (Ireland) (a)	1,624
12	Merck & Co., Inc.	506
43	Questcor Pharmaceuticals, Inc. (a)	2,287
91	Warner Chilcott plc, (Ireland), Class A (a)	1,633

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — Continued
27	Watson Pharmaceuticals, Inc. (a)	2,005

		12,442

	Total Health Care	46,615

	Industrials — 13.6%
	Aerospace & Defense — 3.1%
22	Alliant Techsystems, Inc.	1,106
29	BE Aerospace, Inc. (a)	1,280
20	Boeing Co. (The)	1,493
4	General Dynamics Corp.	244
39	Huntington Ingalls Industries, Inc. (a)	1,561
24	L-3 Communications Holdings, Inc.	1,781
23	Lockheed Martin Corp.	2,025
25	Northrop Grumman Corp.	1,607
22	Raytheon Co.	1,240
85	Textron, Inc.	2,120
13	TransDigm Group, Inc. (a)	1,744

		16,201

	Air Freight & Logistics — 0.3%
11	FedEx Corp.	1,016
9	United Parcel Service, Inc., Class B	692

		1,708

	Airlines — 1.1%
121	Delta Air Lines, Inc. (a)	1,322
202	JetBlue Airways Corp. (a)	1,073
43	Spirit Airlines, Inc. (a)	827
172	U.S. Airways Group, Inc. (a)	2,296

		5,518

	Commercial Services & Supplies — 1.5%
39	Avery Dennison Corp.	1,068
40	Brink’s Co. (The)	922
40	Copart, Inc. (a)	945
75	Covanta Holding Corp.	1,285
69	Pitney Bowes, Inc.	1,027
131	R.R. Donnelley & Sons Co.	1,538
36	United Stationers, Inc.	967

		7,752

	Construction & Engineering — 1.4%
70	AECOM Technology Corp. (a)	1,153
46	Chicago Bridge & Iron Co. N.V., (Netherlands)	1,731
34	EMCOR Group, Inc.	947
10	Foster Wheeler AG, (Switzerland) (a)	175
50	Shaw Group, Inc. (The) (a)	1,375

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Construction & Engineering — Continued
46	URS Corp.	1,599

		6,980

	Electrical Equipment — 0.4%
32	Belden, Inc.	1,064
34	EnerSys (a)	1,206

		2,270

	Industrial Conglomerates — 0.1%
17	General Electric Co.	354

	Machinery — 3.1%
39	Actuant Corp., Class A	1,070
41	AGCO Corp. (a)	1,853
6	Barnes Group, Inc.	154
19	Caterpillar, Inc.	1,612
37	CNH Global N.V., (Netherlands) (a)	1,453
18	Cummins, Inc.	1,700
3	Oshkosh Corp. (a)	67
37	PACCAR, Inc.	1,436
4	Parker Hannifin Corp.	273
30	Robbins & Myers, Inc.	1,272
29	Timken Co.	1,315
56	Titan International, Inc.	1,363
56	Trinity Industries, Inc.	1,392
7	Valmont Industries, Inc.	789

		15,749

	Marine — 0.1%
15	Kirby Corp. (a)	721

	Professional Services — 0.2%
26	Corporate Executive Board Co. (The)	1,052

	Road & Rail — 1.7%
57	Con-way, Inc.	2,065
32	CSX Corp.	707
44	Hertz Global Holdings, Inc. (a)	562
23	J.B. Hunt Transport Services, Inc.	1,345
16	Landstar System, Inc.	832
23	Norfolk Southern Corp.	1,681
13	Union Pacific Corp.	1,511

		8,703

	Trading Companies & Distributors — 0.6%
39	Beacon Roofing Supply, Inc. (a)	989
44	TAL International Group, Inc.	1,468
15	United Rentals, Inc. (a)	509

		2,966

	Total Industrials	69,974

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 16.0%
	Communications Equipment — 1.5%
91	Arris Group, Inc. (a)	1,260
91	Cisco Systems, Inc.	1,568
35	Harris Corp.	1,477
38	NETGEAR, Inc. (a)	1,318
20	Plantronics, Inc.	680
47	Polycom, Inc. (a)	495
15	QUALCOMM, Inc.	862

		7,660

	Computers & Peripherals — 1.6%
3	Apple, Inc. (a)	1,740
91	Dell, Inc. (a)	1,141
37	Diebold, Inc.	1,381
36	Lexmark International, Inc., Class A	950
63	Seagate Technology plc, (Ireland)	1,567
49	Western Digital Corp. (a)	1,505

		8,284

	Electronic Equipment, Instruments & Components — 1.6%
20	Avnet, Inc. (a)	617
34	Corning, Inc.	444
20	Dolby Laboratories, Inc., Class A (a)	828
272	Flextronics International Ltd., (Singapore) (a)	1,686
68	Ingram Micro, Inc., Class A (a)	1,184
31	Plexus Corp. (a)	876
32	SYNNEX Corp. (a)	1,102
35	Tech Data Corp. (a)	1,671

		8,408

	Internet Software & Services — 1.4%
43	Ancestry.com, Inc. (a)	1,176
9	Equinix, Inc. (a)	1,668
38	IAC/InterActiveCorp.	1,751
9	LinkedIn Corp., Class A (a)	994
17	Sohu.com, Inc., (China) (a)	739
23	VeriSign, Inc. (a)	1,000

		7,328

	IT Services — 3.4%
29	Accenture plc, (Ireland), Class A	1,746
13	Alliance Data Systems Corp. (a)	1,765
35	Amdocs Ltd. (a)	1,032
14	Broadridge Financial Solutions, Inc.	307
32	CACI International, Inc., Class A (a)	1,773
41	Fidelity National Information Services, Inc.	1,405
34	Gartner, Inc. (a)	1,464

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	IT Services — Continued
32	Heartland Payment Systems, Inc.	966
5	International Business Machines Corp.	924
60	Lender Processing Services, Inc.	1,524
41	NeuStar, Inc., Class A (a)	1,375
138	SAIC, Inc.	1,669
80	Western Union Co. (The)	1,342

		17,292

	Semiconductors & Semiconductor Equipment — 3.3%
290	Advanced Micro Devices, Inc. (a)	1,664
251	Amkor Technology, Inc. (a)	1,223
21	Applied Materials, Inc.	242
35	Broadcom Corp., Class A (a)	1,172
104	Cypress Semiconductor Corp. (a)	1,369
126	Entegris, Inc. (a)	1,076
207	GT Advanced Technologies, Inc. (a)	1,092
59	Intel Corp.	1,561
30	KLA-Tencor Corp.	1,458
5	Lam Research Corp. (a)	173
151	LSI Corp. (a)	963
111	Marvell Technology Group Ltd., (Bermuda)	1,256
37	MKS Instruments, Inc.	1,067
201	ON Semiconductor Corp. (a)	1,425
146	PMC-Sierra, Inc. (a)	897

		16,638

	Software — 3.2%
8	Adobe Systems, Inc. (a)	245
31	BMC Software, Inc. (a)	1,325
75	CA, Inc.	2,024
189	Cadence Design Systems, Inc. (a)	2,076
45	Electronic Arts, Inc. (a)	552
45	Fair Isaac Corp.	1,913
20	Manhattan Associates, Inc. (a)	916
58	Microsoft Corp.	1,772
45	Oracle Corp.	1,328
6	Rovi Corp. (a)	126
106	Symantec Corp. (a)	1,548
42	Synopsys, Inc. (a)	1,224
66	TiVo, Inc. (a)	547
24	Tyler Technologies, Inc. (a)	951

		16,547

	Total Information Technology	82,157

	Materials — 5.3%
	Chemicals — 2.5%
10	CF Industries Holdings, Inc.	1,932
5	Cytec Industries, Inc.	313

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
34	H.B. Fuller Co.	1,038
110	Huntsman Corp.	1,423
40	Intrepid Potash, Inc. (a)	919
77	Kronos Worldwide, Inc.	1,217
20	Monsanto Co.	1,655
5	NewMarket Corp.	1,151
59	Olin Corp.	1,242
45	OM Group, Inc. (a)	856
6	Sherwin-Williams Co. (The)	810
3	Valspar Corp.	148

		12,704

	Construction Materials — 0.3%
44	Eagle Materials, Inc.	1,655

	Containers & Packaging — 0.7%
24	Ball Corp.	978
11	Bemis Co., Inc.	349
58	Owens-Illinois, Inc. (a)	1,106
23	Silgan Holdings, Inc.	991

		3,424

	Metals & Mining — 1.6%
28	Cliffs Natural Resources, Inc.	1,403
32	Newmont Mining Corp.	1,537
19	Reliance Steel & Aluminum Co.	969
36	Schnitzer Steel Industries, Inc., Class A	998
48	Southern Copper Corp.	1,520
106	Steel Dynamics, Inc.	1,249
38	Worthington Industries, Inc.	783

		8,459

	Paper & Forest Products — 0.2%
3	Domtar Corp., (Canada)	197
15	Schweitzer-Mauduit International, Inc.	1,036

		1,233

	Total Materials	27,475

	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.2%
224	Frontier Communications Corp.	857
3	Verizon Communications, Inc.	149

		1,006

	Wireless Telecommunication Services — 0.4%
123	MetroPCS Communications, Inc. (a)	744
19	SBA Communications Corp., Class A (a)	1,109

		1,853

	Total Telecommunication Services	2,859

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Utilities — 5.1%
	Electric Utilities — 2.5%
39	American Electric Power Co., Inc.	1,560
23	El Paso Electric Co.	752
26	Entergy Corp.	1,737
31	FirstEnergy Corp.	1,522
18	NextEra Energy, Inc.	1,249
16	OGE Energy Corp.	812
87	PNM Resources, Inc.	1,705
82	Portland General Electric Co.	2,181
54	PPL Corp.	1,501

		13,019

	Gas Utilities — 0.7%
24	ONEOK, Inc.	1,028
59	Questar Corp.	1,222
8	Southwest Gas Corp.	352
39	UGI Corp.	1,148

		3,750

	Independent Power Producers & Energy Traders — 0.3%
139	AES Corp. (The) (a)	1,785

	Multi-Utilities — 1.5%
38	Ameren Corp.	1,281
34	Avista Corp.	896
17	CenterPoint Energy, Inc.	352
100	CMS Energy Corp.	2,343
26	PG&E Corp.	1,183
49	Public Service Enterprise Group, Inc.	1,593

		7,648

	Water Utilities — 0.1%
8	American Water Works Co., Inc.	277

	Total Utilities	26,479

	Total Common Stocks (Cost $434,789)	466,151

Short-Term Investment — 12.0%
	Investment Company — 12.0%
61,615	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.160% (b) (l) (Cost $61,615)	61,615

	Total Investments — 102.7% (Cost $496,404)	527,766
	Liabilities in Excess of Other Assets — (2.7)%	(14,126)

	NET ASSETS — 100.0%	$513,640

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — 89.6%
	Common Stocks — 89.6%
	Consumer Discretionary — 13.9%
	Auto Components — 0.8%
67	Gentex Corp.	1,391
100	Goodyear Tire & Rubber Co. (The) (a)	1,186
54	Johnson Controls, Inc.	1,500

		4,077

	Diversified Consumer Services — 0.5%
42	DeVry, Inc.	1,307
42	Sotheby’s	1,387

		2,694

	Hotels, Restaurants & Leisure — 2.6%
30	BJ’s Restaurants, Inc. (a)	1,124
52	Carnival Corp.	1,778
5	Chipotle Mexican Grill, Inc. (a)	1,719
23	Gaylord Entertainment Co. (a)	889
36	Hyatt Hotels Corp., Class A (a)	1,333
11	Peet’s Coffee & Tea, Inc. (a)	646
56	Royal Caribbean Cruises Ltd.	1,446
24	Starbucks Corp.	1,279
32	Vail Resorts, Inc.	1,618
75	WMS Industries, Inc. (a)	1,501

		13,333

	Household Durables — 1.3%
67	MDC Holdings, Inc.	2,174
27	Mohawk Industries, Inc. (a)	1,882
1	NVR, Inc. (a)	848
51	Toll Brothers, Inc. (a)	1,508

		6,412

	Internet & Catalog Retail — 0.4%
1	Netflix, Inc. (a)	38
69	Shutterfly, Inc. (a)	2,116

		2,154

	Leisure Equipment & Products — 0.3%
39	Mattel, Inc.	1,261

	Media — 1.9%
18	DreamWorks Animation SKG, Inc., Class A (a)	337
63	Lamar Advertising Co., Class A (a)	1,816
24	Liberty Global, Inc., Class A (a)	1,194
18	Liberty Media Corp. - Liberty Capital, Class A (a)	1,550
43	Lions Gate Entertainment Corp. (a)	629
166	Live Nation Entertainment, Inc. (a)	1,525
552	Sirius XM Radio, Inc. (a)	1,022

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Media — Continued
36	Walt Disney Co. (The)	1,739

		9,812

	Multiline Retail — 0.4%
1	Family Dollar Stores, Inc.	72
61	J.C. Penney Co., Inc.	1,424
38	Saks, Inc. (a)	404

		1,900

	Specialty Retail — 3.4%
45	Abercrombie & Fitch Co., Class A	1,528
67	Aeropostale, Inc. (a)	1,189
74	CarMax, Inc. (a)	1,925
33	Children’s Place Retail Stores, Inc. (The) (a)	1,622
34	DSW, Inc., Class A	1,834
29	Guess?, Inc.	892
27	Jos. A. Bank Clothiers, Inc. (a)	1,154
37	Men’s Wearhouse, Inc. (The)	1,039
35	Monro Muffler Brake, Inc.	1,147
38	Signet Jewelers Ltd., (Bermuda)	1,654
27	Tiffany & Co.	1,413
1	Ulta Salon Cosmetics & Fragrance, Inc.	78
68	Urban Outfitters, Inc. (a)	1,886
9	Williams-Sonoma, Inc.	322

		17,683

	Textiles, Apparel & Luxury Goods — 2.3%
23	Columbia Sportswear Co.	1,243
29	Deckers Outdoor Corp. (a)	1,296
55	Hanesbrands, Inc. (a)	1,529
71	Iconix Brand Group, Inc. (a)	1,244
8	NIKE, Inc., Class B	692
17	Under Armour, Inc., Class A (a)	1,640
12	V.F. Corp.	1,642
25	Warnaco Group, Inc. (The) (a)	1,054
43	Wolverine World Wide, Inc.	1,673

		12,013

	Total Consumer Discretionary	71,339

	Consumer Staples — 4.6%
	Beverages — 0.6%
18	Brown-Forman Corp., Class B	1,707
14	Coca-Cola Co. (The)	1,121
6	Monster Beverage Corp. (a)	406

		3,234

	Food & Staples Retailing — 0.9%
16	Pricesmart, Inc.	1,082
39	United Natural Foods, Inc. (a)	2,155

SHARES		SECURITY DESCRIPTION	VALUE($)

		Food & Staples Retailing — Continued
—	(h)	Walgreen Co.	2
14		Whole Foods Market, Inc.	1,336

			4,575

		Food Products — 2.5%
19		Darling International, Inc. (a)	307
82		Flowers Foods, Inc.	1,911
40		General Mills, Inc.	1,525
29		Green Mountain Coffee Roasters, Inc. (a)	640
14		Hershey Co. (The)	1,044
33		Hormel Foods Corp.	1,005
6		JM Smucker Co. (The)	475
37		McCormick & Co., Inc. (Non-Voting)	2,238
19		Mead Johnson Nutrition Co.	1,499
23		Post Holdings, Inc. (a)	693
25		TreeHouse Foods, Inc. (a)	1,586

			12,923

		Household Products — 0.3%
17		Clorox Co. (The)	1,235
5		Procter & Gamble Co. (The)	306

			1,541

		Personal Products — 0.3%
23		Estee Lauder Cos., Inc. (The), Class A	1,227

		Total Consumer Staples	23,500

		Energy — 7.4%
		Energy Equipment & Services — 2.0%
38		Baker Hughes, Inc.	1,541
35		Cameron International Corp. (a)	1,494
3		Core Laboratories N.V., (Netherlands)	307
28		Dril-Quip, Inc. (a)	1,851
9		Gulfmark Offshore, Inc., Class A (a)	297
27		Lufkin Industries, Inc.	1,473
54		Noble Corp., (Switzerland) (a)	1,742
33		Tidewater, Inc.	1,552

			10,257

		Oil, Gas & Consumable Fuels — 5.4%
96		Alpha Natural Resources, Inc. (a)	837
24		Anadarko Petroleum Corp.	1,590
228		Arch Coal, Inc.	1,572
18		Berry Petroleum Co., Class A	732
25		Cimarex Energy Co.	1,392
72		Cobalt International Energy, Inc. (a)	1,700
42		CONSOL Energy, Inc.	1,271
21		Continental Resources, Inc. (a)	1,410

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Oil, Gas & Consumable Fuels — Continued
32	EQT Corp.	1,740
99	Forest Oil Corp. (a)	727
30	Golar LNG Ltd., (Bermuda)	1,121
57	Gulfport Energy Corp. (a)	1,185
10	Hess Corp.	456
55	Kodiak Oil & Gas Corp. (a)	452
101	McMoRan Exploration Co. (a)	1,274
224	Quicksilver Resources, Inc. (a)	1,213
17	Range Resources Corp.	1,067
170	SandRidge Energy, Inc. (a)	1,137
28	SM Energy Co.	1,358
53	Spectra Energy Corp.	1,553
33	Swift Energy Co. (a)	613
24	Targa Resources Corp.	1,028
57	Teekay Corp., (Bermuda)	1,682
13	World Fuel Services Corp.	496
20	WPX Energy, Inc. (a)	325

		27,931

	Total Energy	38,188

	Financials — 12.5%
	Capital Markets — 3.7%
4	Affiliated Managers Group, Inc. (a)	471
182	Apollo Investment Corp.	1,395
121	Charles Schwab Corp. (The)	1,561
189	E*TRADE Financial Corp. (a)	1,519
48	Financial Engines, Inc. (a)	1,022
40	Greenhill & Co., Inc.	1,431
165	Janus Capital Group, Inc.	1,293
95	Jefferies Group, Inc.	1,232
64	Lazard Ltd., (Bermuda), Class A	1,670
69	Legg Mason, Inc.	1,832
34	LPL Financial Holdings, Inc.	1,138
77	Morgan Stanley	1,120
25	Northern Trust Corp.	1,164
80	SEI Investments Co.	1,588
9	T. Rowe Price Group, Inc.	537

		18,973

	Commercial Banks — 4.3%
26	Associated Banc-Corp.	337
158	CapitalSource, Inc.	1,064
19	Cathay General Bancorp	319
48	CIT Group, Inc. (a)	1,714
192	First Horizon National Corp.	1,658
55	FNB Corp.	596

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
30	Iberiabank Corp.	1,508
111	National Penn Bancshares, Inc.	1,063
74	PrivateBancorp, Inc.	1,089
29	Signature Bank (a)	1,765
26	SVB Financial Group (a)	1,547
1,057	Synovus Financial Corp.	2,093
136	TCF Financial Corp.	1,563
29	United Bankshares, Inc.	745
114	Valley National Bancorp	1,211
23	Westamerica Bancorp	1,100
35	Wintrust Financial Corp.	1,246
70	Zions Bancorp	1,355

		21,973

	Diversified Financial Services — 0.8%
211	Bank of America Corp.	1,724
6	CME Group, Inc.	1,588
29	Moody’s Corp.	1,052

		4,364

	Insurance — 1.7%
48	Cincinnati Financial Corp.	1,842
296	Genworth Financial, Inc., Class A (a)	1,678
14	Loews Corp.	587
4	Markel Corp. (a)	1,940
25	Mercury General Corp.	1,029
33	Platinum Underwriters Holdings Ltd., (Bermuda)	1,270
25	Progressive Corp. (The)	526

		8,872

	Real Estate Investment Trusts (REITs) — 0.9%
53	Glimcher Realty Trust	537
15	Kilroy Realty Corp.	712
7	SL Green Realty Corp.	567
6	Vornado Realty Trust	536
91	Weyerhaeuser Co.	2,037

		4,389

	Thrifts & Mortgage Finance — 1.1%
114	Astoria Financial Corp.	1,114
127	Capitol Federal Financial, Inc.	1,510
286	Hudson City Bancorp, Inc.	1,822
90	People’s United Financial, Inc.	1,045

		5,491

	Total Financials	64,062

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Health Care — 10.2%
		Biotechnology — 1.2%
3		Alexion Pharmaceuticals, Inc. (a)	272
121		Ariad Pharmaceuticals, Inc. (a)	2,088
16		Cepheid, Inc. (a)	698
11		Medivation, Inc. (a)	973
20		Myriad Genetics, Inc. (a)	484
26		Pharmacyclics, Inc. (a)	1,396
7		Vertex Pharmaceuticals, Inc. (a)	379

			6,290

		Health Care Equipment & Supplies — 2.5%
72		Boston Scientific Corp. (a)	411
21		DENTSPLY International, Inc.	792
12		Edwards Lifesciences Corp. (a)	1,221
20		Haemonetics Corp. (a)	1,479
21		HeartWare International, Inc. (a)	1,845
16		IDEXX Laboratories, Inc. (a)	1,523
19		Masimo Corp. (a)	421
80		NxStage Medical, Inc. (a)	1,342
21		Sirona Dental Systems, Inc. (a)	947
44		STERIS Corp.	1,389
57		Volcano Corp. (a)	1,647

			13,017

		Health Care Providers & Services — 2.8%
—	(h)	Air Methods Corp. (a)	4
25		AMERIGROUP Corp. (a)	1,668
111		Brookdale Senior Living, Inc. (a)	1,975
13		Chemed Corp.	791
55		HMS Holdings Corp. (a)	1,833
27		LifePoint Hospitals, Inc. (a)	1,097
23		Magellan Health Services, Inc. (a)	1,022
24		MEDNAX, Inc. (a)	1,619
55		Owens & Minor, Inc.	1,675
53		PSS World Medical, Inc. (a)	1,107
6		Quest Diagnostics, Inc.	374
64		VCA Antech, Inc. (a)	1,399

			14,564

		Health Care Technology — 0.4%
96		Allscripts Healthcare Solutions, Inc. (a)	1,051
37		Quality Systems, Inc.	1,010

			2,061

		Life Sciences Tools & Services — 1.5%
11		Bio-Rad Laboratories, Inc., Class A (a)	1,091
21		Covance, Inc. (a)	1,017

SHARES	SECURITY DESCRIPTION	VALUE($)

	Life Sciences Tools & Services — Continued
41	PerkinElmer, Inc.	1,069
75	QIAGEN N.V., (Netherlands) (a)	1,256
16	Techne Corp.	1,218
33	Thermo Fisher Scientific, Inc.	1,725

		7,376

	Pharmaceuticals — 1.8%
47	Hospira, Inc. (a)	1,627
50	Impax Laboratories, Inc. (a)	1,021
8	Johnson & Johnson	520
42	Medicis Pharmaceutical Corp., Class A	1,445
16	Par Pharmaceutical Cos., Inc. (a)	586
12	Perrigo Co.	1,362
86	Vivus, Inc. (a)	2,453

		9,014

	Total Health Care	52,322

	Industrials — 13.4%
	Aerospace & Defense — 1.5%
20	Esterline Technologies Corp. (a)	1,262
75	Hexcel Corp. (a)	1,939
11	Moog, Inc., Class A (a)	473
11	Precision Castparts Corp.	1,785
25	Rockwell Collins, Inc.	1,241
15	Teledyne Technologies, Inc. (a)	930

		7,630

	Air Freight & Logistics — 0.2%
23	Atlas Air Worldwide Holdings, Inc. (a)	1,003

	Airlines — 0.2%
6	Allegiant Travel Co. (a)	403
3	Copa Holdings S.A., (Panama), Class A	287
40	Southwest Airlines Co.	373

		1,063

	Building Products — 1.3%
27	Armstrong World Industries, Inc.	1,315
65	Fortune Brands Home & Security, Inc. (a)	1,447
80	Masco Corp.	1,115
50	Owens Corning (a)	1,417
41	Simpson Manufacturing Co., Inc.	1,218

		6,512

	Commercial Services & Supplies — 2.1%
32	Clean Harbors, Inc. (a)	1,801
60	GEO Group, Inc. (The) (a)	1,362
46	Republic Services, Inc.	1,217

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Commercial Services & Supplies — Continued
52	Rollins, Inc.	1,158
22	Stericycle, Inc. (a)	1,979
50	Waste Connections, Inc.	1,493
48	Waste Management, Inc.	1,599

		10,609

	Construction & Engineering — 0.7%
50	Jacobs Engineering Group, Inc. (a)	1,906
22	KBR, Inc.	554
81	MasTec, Inc. (a)	1,215

		3,675

	Electrical Equipment — 1.0%
28	Emerson Electric Co.	1,301
123	GrafTech International Ltd. (a)	1,190
46	II-VI, Inc. (a)	762
25	Regal-Beloit Corp.	1,529
7	Rockwell Automation, Inc.	433

		5,215

	Industrial Conglomerates — 0.1%
7	Danaher Corp.	345

	Machinery — 3.0%
7	Chart Industries, Inc. (a)	457
32	CLARCOR, Inc.	1,525
51	Colfax Corp. (a)	1,404
25	Donaldson Co., Inc.	818
18	Flowserve Corp.	2,046
67	Harsco Corp.	1,374
48	Kaydon Corp.	1,026
143	Manitowoc Co., Inc. (The)	1,678
16	Navistar International Corp. (a)	459
26	Nordson Corp.	1,317
22	SPX Corp.	1,431
48	Woodward, Inc.	1,912

		15,447

	Marine — 0.3%
33	Alexander & Baldwin Holdings, Inc.	1,745

	Professional Services — 1.1%
23	Advisory Board Co. (The) (a)	1,121
22	IHS, Inc., Class A (a)	2,346
35	Manpower, Inc.	1,283
19	Towers Watson & Co., Class A	1,125

		5,875

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 0.6%
30	Genesee & Wyoming, Inc., Class A (a)	1,577
35	Ryder System, Inc.	1,262

		2,839

	Trading Companies & Distributors — 1.3%
50	Air Lease Corp. (a)	967
34	Applied Industrial Technologies, Inc.	1,239
43	Fastenal Co.	1,739
15	MSC Industrial Direct Co., Inc., Class A	954
3	W.W. Grainger, Inc.	623
16	Watsco, Inc.	1,186

		6,708

	Total Industrials	68,666

	Information Technology — 14.9%
	Communications Equipment — 2.2%
68	Acme Packet, Inc. (a)	1,270
50	ADTRAN, Inc.	1,513
92	Aruba Networks, Inc. (a)	1,383
107	Finisar Corp. (a)	1,606
149	JDS Uniphase Corp. (a)	1,637
35	Juniper Networks, Inc. (a)	576
13	Riverbed Technology, Inc. (a)	212
440	Tellabs, Inc.	1,464
41	ViaSat, Inc. (a)	1,545

		11,206

	Computers & Peripherals — 0.4%
38	SanDisk Corp. (a)	1,373
13	Stratasys, Inc. (a)	630

		2,003

	Electronic Equipment, Instruments & Components — 1.8%
22	Amphenol Corp., Class A	1,219
46	Cognex Corp.	1,447
74	FLIR Systems, Inc.	1,435
35	IPG Photonics Corp. (a)	1,535
12	Molex, Inc.	278
45	National Instruments Corp.	1,220
51	Universal Display Corp. (a)	1,847
44	Vishay Intertechnology, Inc. (a)	411

		9,392

	Internet Software & Services — 1.5%
21	CoStar Group, Inc. (a)	1,737
35	DealerTrack Holdings, Inc. (a)	1,045
25	eBay, Inc. (a)	1,055
15	j2 Global, Inc.	389

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Internet Software & Services — Continued
33	LogMeIn, Inc. (a)	1,017
190	Monster Worldwide, Inc. (a)	1,611
11	OpenTable, Inc. (a)	489
17	WebMD Health Corp. (a)	345

		7,688

	IT Services — 1.7%
17	Automatic Data Processing, Inc.	925
28	FleetCor Technologies, Inc. (a)	974
36	Global Payments, Inc.	1,538
47	Paychex, Inc.	1,468
104	Sapient Corp.	1,043
87	ServiceSource International, Inc. (a)	1,205
41	VeriFone Systems, Inc. (a)	1,369

		8,522

	Office Electronics — 0.2%
32	Zebra Technologies Corp., Class A (a)	1,113

	Semiconductors & Semiconductor Equipment — 4.1%
115	Atmel Corp. (a)	770
62	Cavium, Inc. (a)	1,744
64	Cree, Inc. (a)	1,642
30	Cymer, Inc. (a)	1,745
64	Diodes, Inc. (a)	1,200
25	Hittite Microwave Corp. (a)	1,270
69	International Rectifier Corp. (a)	1,379
644	MEMC Electronic Materials, Inc. (a)	1,398
51	Microchip Technology, Inc.	1,696
144	Micron Technology, Inc. (a)	909
106	OmniVision Technologies, Inc. (a)	1,416
15	Power Integrations, Inc.	578
88	RF Micro Devices, Inc. (a)	376
45	Semtech Corp. (a)	1,097
58	Skyworks Solutions, Inc. (a)	1,601
55	Texas Instruments, Inc.	1,578
14	Veeco Instruments, Inc. (a)	481

		20,880

	Software — 3.0%
29	ACI Worldwide, Inc. (a)	1,270
25	BroadSoft, Inc. (a)	734
3	FactSet Research Systems, Inc.	299
52	Fortinet, Inc. (a)	1,214
13	JDA Software Group, Inc. (a)	390
38	MICROS Systems, Inc. (a)	1,953
13	MicroStrategy, Inc., Class A (a)	1,670
43	NetSuite, Inc. (a)	2,354

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — Continued
48	QLIK Technologies, Inc. (a)	1,059
13	Red Hat, Inc. (a)	746
35	Solera Holdings, Inc.	1,468
39	Synchronoss Technologies, Inc. (a)	725
128	Take-Two Interactive Software, Inc. (a)	1,207
6	Ultimate Software Group, Inc. (a)	523

		15,612

	Total Information Technology	76,416

	Materials — 6.6%
	Chemicals — 2.7%
17	Air Products & Chemicals, Inc.	1,363
8	Airgas, Inc.	676
30	Ashland, Inc.	2,102
37	Dow Chemical Co. (The)	1,163
22	FMC Corp.	1,185
23	Innophos Holdings, Inc.	1,320
16	International Flavors & Fragrances, Inc.	891
13	Praxair, Inc.	1,415
40	Scotts Miracle-Gro Co. (The), Class A	1,642
21	Sensient Technologies Corp.	783
15	Sigma-Aldrich Corp.	1,136

		13,676

	Construction Materials — 0.2%
33	Texas Industries, Inc.	1,297

	Containers & Packaging — 1.2%
18	Aptargroup, Inc.	907
19	Greif, Inc., Class A	767
74	Packaging Corp. of America	2,085
21	Rock-Tenn Co., Class A	1,134
81	Sealed Air Corp.	1,243

		6,136

	Metals & Mining — 2.3%
291	AK Steel Holding Corp.	1,711
60	Allied Nevada Gold Corp. (a)	1,695
119	Century Aluminum Co. (a)	874
15	Compass Minerals International, Inc.	1,151
86	Globe Specialty Metals, Inc.	1,149
354	Hecla Mining Co.	1,683
209	Thompson Creek Metals Co., Inc. (a)	668
116	Titanium Metals Corp.	1,313
32	Walter Energy, Inc.	1,420

		11,664

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Paper & Forest Products — 0.2%
41	MeadWestvaco Corp.	1,168

	Total Materials	33,941

	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.1%
35	Level 3 Communications, Inc. (a)	769

	Wireless Telecommunication Services — 0.5%
20	Crown Castle International Corp. (a)	1,181
131	NII Holdings, Inc. (a)	1,340

		2,521

	Total Telecommunication Services	3,290

	Utilities — 5.5%
	Electric Utilities — 2.2%
35	Cleco Corp.	1,469
10	Edison International	465
25	Exelon Corp.	937
32	Great Plains Energy, Inc.	694
30	IDACORP, Inc.	1,259
53	Northeast Utilities	2,056
41	Southern Co. (The)	1,914
32	UIL Holdings Corp.	1,163
52	Westar Energy, Inc.	1,571

		11,528

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.7%
32	National Fuel Gas Co.	1,518
37	Piedmont Natural Gas Co., Inc.	1,176
22	South Jersey Industries, Inc.	1,118

		3,812

	Independent Power Producers & Energy Traders — 0.8%
81	Atlantic Power Corp.	1,036
116	Calpine Corp. (a)	1,916
455	GenOn Energy, Inc. (a)	777
23	NRG Energy, Inc. (a)	402

		4,131

	Multi-Utilities — 1.8%
21	Consolidated Edison, Inc.	1,331
33	Dominion Resources, Inc.	1,794
22	Integrys Energy Group, Inc.	1,251
22	MDU Resources Group, Inc.	471
66	NiSource, Inc.	1,643
36	SCANA Corp.	1,703
21	Wisconsin Energy Corp.	843

		9,036

	Total Utilities	28,507

	Total Short Positions (Proceeds $480,361)	$460,231

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.3%
	Consumer Discretionary — 12.1%
	Distributors — 1.0%
190	Genuine Parts Co.	11,441

	Hotels, Restaurants & Leisure — 1.9%
288	Marriott International, Inc., Class A	11,297
112	McDonald’s Corp.	9,942
86	Monarch Casino & Resort, Inc. (a)	787

		22,026

	Internet & Catalog Retail — 0.6%
130	Expedia, Inc.	6,249

	Media — 3.4%
736	Belo Corp., Class A	4,742
232	CBS Corp. (Non-Voting), Class B	7,611
391	Clear Channel Outdoor Holdings, Inc., Class A (a)	2,354
629	Entercom Communications Corp., Class A (a)	3,787
297	Gannett Co., Inc.	4,369
130	Time Warner Cable, Inc.	10,681
13	Washington Post Co. (The), Class B	4,860

		38,404

	Multiline Retail — 1.5%
374	Kohl’s Corp.	17,018

	Specialty Retail — 3.7%
37	AutoZone, Inc. (a)	13,666
37	Bed Bath & Beyond, Inc. (a)	2,299
288	Home Depot, Inc. (The)	15,261
51	TJX Cos., Inc.	2,185
242	Williams-Sonoma, Inc.	8,453

		41,864

	Total Consumer Discretionary	137,002

	Consumer Staples — 3.4%
	Beverages — 0.8%
83	Diageo plc, (United Kingdom), ADR	8,534

	Food & Staples Retailing — 0.8%
316	Walgreen Co.	9,353

	Household Products — 1.8%
331	Procter & Gamble Co. (The)	20,256

	Total Consumer Staples	38,143

	Energy — 12.3%
	Oil, Gas & Consumable Fuels — 12.3%
452	Devon Energy Corp.	26,211
346	Energen Corp.	15,631
502	Exxon Mobil Corp.	42,956

SHARES		SECURITY DESCRIPTION	VALUE($)

		Oil, Gas & Consumable Fuels — Continued
260		Kinder Morgan, Inc.	8,384
318		NuStar GP Holdings LLC	9,856
160		Phillips 66 (a)	5,325
240		QEP Resources, Inc.	7,181
280		Southwestern Energy Co. (a)	8,940
376		Teekay Corp., (Bermuda)	10,998
139		Williams Cos., Inc. (The)	4,006

		Total Energy	139,488

		Financials — 33.7%
		Capital Markets — 4.5%
316		Ameriprise Financial, Inc.	16,504
868		Charles Schwab Corp. (The)	11,219
515		Invesco Ltd.	11,639
416		Legg Mason, Inc.	10,973
4		W.P. Carey & Co. LLC	164

			50,499

		Commercial Banks — 8.5%
121		City National Corp.	5,878
55		Cullen/Frost Bankers, Inc.	3,145
182		M&T Bank Corp.	15,061
487		SunTrust Banks, Inc.	11,810
511		U.S. Bancorp	16,440
1,314		Wells Fargo & Co.	43,923

			96,257

		Consumer Finance — 1.6%
337		Capital One Financial Corp.	18,404

		Diversified Financial Services — 2.5%
1,795		Bank of America Corp.	14,680
495		Citigroup, Inc.	13,558

			28,238

		Insurance — 12.1%
45		Alleghany Corp. (a)	15,357
73		Allied World Assurance Co. Holdings AG, (Switzerland)	5,809
564		American International Group, Inc. (a)	18,105
—	(h)	Berkshire Hathaway, Inc., Class A (a)	15,993
164		Endurance Specialty Holdings Ltd., (Bermuda)	6,292
726		Loews Corp.	29,680
715		Old Republic International Corp.	5,926
247		OneBeacon Insurance Group Ltd., Class A	3,217
158		Prudential Financial, Inc.	7,628
224		Travelers Cos., Inc. (The)	14,307
427		Unum Group	8,172
153		W.R. Berkley Corp.	5,970

			136,456

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Real Estate Investment Trusts (REITs) — 2.4%
212	Agree Realty Corp.	4,698
694	Cousins Properties, Inc.	5,376
472	CreXus Investment Corp.	4,805
483	Excel Trust, Inc.	5,778
155	Rayonier, Inc.	6,973

		27,630

	Real Estate Management & Development — 0.6%
203	Brookfield Asset Management, Inc., (Canada), Class A	6,709

	Thrifts & Mortgage Finance — 1.5%
279	Capitol Federal Financial, Inc.	3,315
508	EverBank Financial Corp. (a)	5,523
713	People’s United Financial, Inc.	8,277

		17,115

	Total Financials	381,308

	Health Care — 11.2%
	Health Care Equipment & Supplies — 0.5%
104	Covidien plc, (Ireland)	5,564

	Health Care Providers & Services — 3.9%
104	Humana, Inc.	8,077
411	Lincare Holdings, Inc.	13,974
134	McKesson Corp.	12,553
217	National Healthcare Corp.	9,811

		44,415

	Pharmaceuticals — 6.8%
272	Bristol-Myers Squibb Co.	9,779
301	Johnson & Johnson	20,342
383	Merck & Co., Inc.	15,990
1,313	Pfizer, Inc.	30,204

		76,315

	Total Health Care	126,294

	Industrials — 4.6%
	Electrical Equipment — 0.8%
191	Emerson Electric Co.	8,906

	Industrial Conglomerates — 1.3%
289	Carlisle Cos., Inc.	15,302

	Machinery — 0.9%
206	Illinois Tool Works, Inc.	10,874

	Professional Services — 1.3%
56	Dun & Bradstreet Corp. (The)	3,992
227	Equifax, Inc.	10,569

		14,561

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 0.3%
155	Air Lease Corp. (a)	3,011

	Total Industrials	52,654

	Information Technology — 3.5%
	Communications Equipment — 0.7%
484	Cisco Systems, Inc.	8,309

	Semiconductors & Semiconductor Equipment — 1.4%
230	Analog Devices, Inc.	8,668
288	Intel Corp.	7,678

		16,346

	Software — 1.4%
498	Microsoft Corp.	15,218

	Total Information Technology	39,873

	Materials — 4.6%
	Chemicals — 1.5%
218	Albemarle Corp.	12,995
30	Sherwin-Williams Co. (The)	3,984

		16,979

	Construction Materials — 1.0%
145	Martin Marietta Materials, Inc.	11,453

	Containers & Packaging — 1.0%
205	Rock-Tenn Co., Class A	11,155

	Paper & Forest Products — 1.1%
424	MeadWestvaco Corp.	12,199

	Total Materials	51,786

	Telecommunication Services — 4.0%
	Diversified Telecommunication Services — 2.8%
894	AT&T, Inc.	31,869

	Wireless Telecommunication Services — 1.2%
117	Telephone & Data Systems, Inc.	2,500
386	Vodafone Group plc, (United Kingdom), ADR	10,867

		13,367

	Total Telecommunication Services	45,236

	Utilities — 7.9%
	Electric Utilities — 4.6%
207	NextEra Energy, Inc.	14,264
320	Northeast Utilities	12,408
240	Progress Energy, Inc.	14,429
236	Southern Co. (The)	10,931

		52,032

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Gas Utilities — 1.0%
209	Atmos Energy Corp.	7,323
89	ONEOK, Inc.	3,774

		11,097

	Multi-Utilities — 2.3%
253	PG&E Corp.	11,453
219	Sempra Energy	15,050

		26,503

	Total Utilities	89,632

	Total Common Stocks (Cost $958,796)	1,101,416

Investment Company — 0.5%
379	Cohen & Steers Infrastructure Fund, Inc. (Cost $5,200)	6,526

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 2.1%
	Investment Company — 2.1%
23,563	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (m) (Cost $23,563)	23,563

	Total Investments — 99.9% (Cost $987,559)	1,131,505
	Other Assets in Excess of Liabilities — 0.1%	634

	NET ASSETS — 100.0%	$1,132,139

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

J.P. Morgan Mid Cap/Multi-Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

ADR	— American Depositary Receipt

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(g)	— Amount rounds to less than 0.1%.

(h)	— Amount rounds to less than one thousand (shares or dollars).
(j)	— All or a portion of these securities are segregated for short sales.
(l)	— The rate shown is the current yield as of June 30, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2012

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund		Mid Cap Core Fund		Mid Cap Equity Fund		Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$1,294,824		$341,131		$790,558		$1,380,457
Investments in affiliates, at value	55,818		8,465		30,451		62,795

Total investment securities, at value	1,350,642		349,596		821,009		1,443,252
Receivables:
Investment securities sold	14,465		6,315		3,729		1,730
Fund shares sold	3,116		938		1,957		1,596
Dividends from non-affiliates	371		311		707		473
Dividends from affiliates	6		2		4		7
Securities lending income	—		—		—	(a)	1

Total Assets	1,368,600		357,162		827,406		1,447,059

LIABILITIES:
Payables:
Dividends	—		—		193		—
Investment securities purchased	8,459		845		2,472		1,597
Collateral for securities lending program	—		—		1,138		3,821
Fund shares redeemed	3,349		6,475		1,400		13,207
Accrued liabilities:
Investment advisory fees	698		179		401		704
Administration fees	94		23		47		—
Shareholder servicing fees	190		63		1		242
Distribution fees	57		—	(a)	2		129
Custodian and accounting fees	11		6		5		11
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	2		1
Other	185		49		411		531

Total Liabilities	13,043		7,640		6,072		20,243

Net Assets	$1,355,557		$349,522		$821,334		$1,426,816

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Growth Advantage Fund	Mid Cap Core Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$1,148,832	$335,404	$710,889	$1,221,707
Accumulated undistributed (distributions in excess of) net investment income	(340)	1,332	(206)	(84)
Accumulated net realized gains (losses)	(17,549)	(1,428)	(13,532)	(36,970)
Net unrealized appreciation (depreciation)	224,614	14,214	124,183	242,163

Total Net Assets	$1,355,557	$349,522	$821,334	$1,426,816

Net Assets:
Class A	$194,911	$455	$6,965	$538,323
Class B	2,327	—	—	9,948
Class C	27,469	125	1,244	22,190
Class R2	—	57	—	230
Class R5	468,064	58	—	14,837
Class R6	—	28,251	—	13,982
Select Class	662,786	320,576	813,125	827,306

Total	$1,355,557	$349,522	$821,334	$1,426,816

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	20,544	27	225	27,572
Class B	266	—	—	674
Class C	3,133	7	40	1,292
Class R2	—	3	—	11
Class R5	48,286	3	—	701
Class R6	—	1,640	—	660
Select Class	68,850	18,657	26,190	39,109
Net Asset Value (b):
Class A — Redemption price per share	$9.49	$17.16	$30.97	$19.52
Class B — Offering price per share (c)	8.76	—	—	14.76
Class C — Offering price per share (c)	8.77	17.03	30.75	17.17
Class R2 — Offering and redemption price per share	—	17.10	—	20.83
Class R5 — Offering and redemption price per share	9.69	17.23	—	21.18
Class R6 — Offering and redemption price per share	—	17.23	—	21.19
Select Class — Offering and redemption price per share	9.63	17.18	31.05	21.15
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$10.02	$18.11	$32.69	$20.60

Cost of investments in non-affiliates	$1,070,210	$326,917	$666,375	$1,138,294
Cost of investments in affiliates	55,818	8,465	30,451	62,795
Value of securities on loan	—	—	1,140	3,831

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund		Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$7,494,701	$466,151		$1,107,942
Investments in affiliates, at value	307,131	61,615		23,563

Total investment securities, at value	7,801,832	527,766		1,131,505
Deposits at broker for securities sold short	—	447,003		—
Receivables:
Investment securities sold	60,017	11		2,888
Fund shares sold	17,642	6		1,971
Dividends from non-affiliates	11,352	337		1,838
Dividends from affiliates	32	10		4
Securities lending income	1	—		—

Total Assets	7,890,876	975,133		1,138,206

LIABILITIES:
Payables:
Securities sold short, at value	—	460,231		—
Dividend expense to non-affiliates on securities sold short	—	392		—
Investment securities purchased	40,910	—		2,127
Interest expense to non-affiliates on securities sold short	—	46		—
Collateral for securities lending program	3,735	—		—
Fund shares redeemed	29,639	116		2,854
Accrued liabilities:
Investment advisory fees	3,397	501		524
Shareholder servicing fees	822	4		149
Distribution fees	660	15		112
Custodian and accounting fees	44	11		7
Trustees’ and Chief Compliance Officer’s fees	4	—	(a)	1
Other	2,118	177		293

Total Liabilities	81,329	461,493		6,067

Net Assets	$7,809,547	$513,640		$1,132,139

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$6,254,438	$557,822	$1,005,657
Accumulated undistributed (distributions in excess of) net investment income	72,280	(3,153)	9,188
Accumulated net realized gains (losses)	(165,001)	(92,521)	(26,652)
Net unrealized appreciation (depreciation)	1,647,830	51,492	143,946

Total Net Assets	$7,809,547	$513,640	$1,132,139

Net Assets:
Class A	$1,986,930	$19,759	$206,816
Class B	57,100	1,401	—
Class C	370,781	15,677	117,937
Class R2	14,824	—	—
Institutional Class	3,543,900	—	384,525
Select Class	1,836,012	476,803	422,861

Total	$7,809,547	$513,640	$1,132,139

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	77,007	2,039	10,360
Class B	2,269	151	—
Class C	14,747	1,686	5,923
Class R2	589	—	—
Institutional Class	135,038	—	19,232
Select Class	70,587	48,571	21,145

Net Asset Value (b):
Class A — Redemption price per share	$25.80	$9.69	$19.96
Class B — Offering price per share (c)	25.16	9.29	—
Class C — Offering price per share (c)	25.14	9.30	19.91
Class R2 — Offering and redemption price per share	25.18	—	—
Institutional Class — Offering and redemption price per share	26.24	—	19.99
Select Class — Offering and redemption price per share	26.01	9.82	20.00
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$27.23	$10.23	$21.07

Cost of investments in non-affiliates	$5,846,871	$434,789	$963,996
Cost of investments in affiliates	307,131	61,615	23,563
Value of securities on loan	3,701	—	—
Proceeds received from securities sold short	—	480,361	—

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2012

(Amounts in thousands)

	Growth Advantage Fund	Mid Cap Core Fund		Mid Cap Equity Fund	Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$10,190	$4,337		$9,221	$14,646
Dividend income from affiliates	34	15		24	50
Income from securities lending (net)	109	—		32	180
Other income	—	—		—	58

Total investment income	10,333	4,352		9,277	14,934

EXPENSES:
Investment advisory fees	7,640	1,612		3,936	9,621
Administration fees	1,031	217		531	1,299
Distribution fees:
Class A	436	1		11	1,462
Class B	19	—		—	99
Class C	167	1		4	179
Class R2	—	—	(a)	—	1
Shareholder servicing fees:
Class A	436	1		11	1,462
Class B	6	—		—	33
Class C	55	—	(a)	2	60
Class R2	—	—	(a)	—	— (a)
Class R5	126	—	(a)	—	2
Select Class	1,813	590		1,501	2,124
Custodian and accounting fees	51	27		30	75
Interest expense to affiliates	— (a)	—		—	—
Professional fees	55	35		42	49
Trustees’ and Chief Compliance Officer’s fees	11	2		6	12
Printing and mailing costs	99	11		299	325
Registration and filing fees	77	65		74	5
Transfer agent fees	361	10		1,435	1,515
Other	88	13		6	21

Total expenses	12,471	2,585		7,888	18,344

Less amounts waived	(145)	(154)		(2,456)	(2,543)

Net expenses	12,326	2,431		5,432	15,801

Net investment income (loss)	(1,993)	1,921		3,845	(867)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	36,525	(1,412)		7,873	73,405
Futures	—	—		—	979

Net realized gain (loss)	36,525	(1,412)		7,873	74,384

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(18,846)	13,816		(3,327)	(186,393)
Futures	—	—		—	(173)

Change in net unrealized appreciation (depreciation)	(18,846)	13,816		(3,327)	(186,566)

Net realized/unrealized gains (losses)	17,679	12,404		4,546	(112,182)

Change in net assets resulting from operations	$15,686	$14,325		$8,391	$(113,049)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Interest income from affiliates	$—	$12	$—
Dividend income from non-affiliates	139,475	7,388	23,912
Dividend income from affiliates	284	73	35
Income from securities lending (net)	25	—	—

Total investment income	139,784	7,473	23,947

EXPENSES:
Investment advisory fees	43,973	6,504	5,993
Administration fees	5,931	457	808
Distribution fees:
Class A	4,628	61	513
Class B	515	18	—
Class C	2,597	138	868
Class R2	47	—	—
Shareholder servicing fees:
Class A	4,628	61	513
Class B	172	6	—
Class C	866	46	289
Class R2	23	—	—
Institutional Class	2,947	—	314
Select Class	3,856	1,188	718
Custodian and accounting fees	246	76	45
Interest expense to affiliates	—	—	—	(a)
Professional fees	105	64	56
Trustees’ and Chief Compliance Officer’s fees	73	2	7
Printing and mailing costs	1,079	32	184
Registration and filing fees	277	44	83
Transfer agent fees	9,620	291	1,200
Other	146	8	7
Dividend expense to non-affiliates on securities sold short	—	6,489	—
Interest expense to non-affiliates on securities sold short	—	682	—

Total expenses	81,729	16,167	11,598

Less amounts waived	(14,427)	(2,330)	(1,835)
Less earnings credits	—	— (a)	—

Net expenses	67,302	13,837	9,763

Net investment income (loss)	72,482	(6,364)	14,184

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	226,074	27,887	35,802
Securities sold short	—	(853)	—

Net realized gain (loss)	226,074	27,034	35,802

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	80,566	(57,524)	1,096
Securities sold short	—	30,986	—

Change in net unrealized appreciation (depreciation)	80,566	(26,538)	1,096

Net realized/unrealized gains (losses)	306,640	496	36,898

Change in net assets resulting from operations	$379,122	$(5,868)	$51,082

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012		Period Ended 6/30/2011 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,993)	$(2,651)	$1,921		$44
Net realized gain (loss)	36,525	80,245	(1,412)		78
Change in net unrealized appreciation (depreciation)	(18,846)	181,810	13,816		398

Change in net assets resulting from operations	15,686	259,404	14,325		520

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	—	(b)	—	(b)
From net realized gains	—	—	—	(b)	—
Class C
From net investment income	—	—	—	(b)	—
From net realized gains	—	—	—	(b)	—
Class R2
From net investment income	—	—	—	(b)	—
From net realized gains	—	—	—	(b)	—
Class R5
From net investment income	—	—	—	(b)	—	(b)
From net realized gains	—	—	—	(b)	—
Class R6 (c)
From net investment income	—	—	—	(b)	—
From net realized gains	—	—	—	(b)	—
Select Class
From net investment income	—	—	(632)		(1)
From net realized gains	—	—	(94)		—

Total distributions to shareholders	—	—	(726)		(1)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	123,715	157,627	244,141		91,263

NET ASSETS:
Change in net assets	139,401	417,031	257,740		91,782
Beginning of period	1,216,156	799,125	91,782		—

End of period	$1,355,557	$1,216,156	$349,522		$91,782

Accumulated undistributed (distributions in excess of) net investment income	$(340)	$(37)	$1,332		$44

(a)	Commencement of operations was November 30, 2010.
(b)	Amount rounds to less than $1,000.
(c)	Commencement of offering of class of shares effective January 31, 2011 for Mid Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,845	$2,229	$(867)	$(4,513)
Net realized gain (loss)	7,873	27,793	74,384	267,778
Change in net unrealized appreciation (depreciation)	(3,327)	96,239	(186,566)	276,234

Change in net assets resulting from operations	8,391	126,261	(113,049)	539,499

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(15)	(5)	—	—
From net realized gains	—	—	(55,641)	—
Class B
From net realized gains	—	—	(1,640)	—
Class C
From net investment income	— (a)	— (a)	—	—
From net realized gains	—	—	(2,514)	—
Class R2
From net realized gains	—	—	(16)	—
Class R5 (b)
From net realized gains	—	—	(5)	—
Class R6 (b)
From net realized gains	—	—	(5)	—
Select Class
From net investment income	(3,722)	(1,984)	—	—
From net realized gains	—	—	(74,559)	—

Total distributions to shareholders	(3,737)	(1,989)	(134,380)	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	244,461	(16,990)	(101,508)	(53,988)

NET ASSETS:
Change in net assets	249,115	107,282	(348,937)	485,511
Beginning of period	572,219	464,937	1,775,753	1,290,242

End of period	$821,334	$572,219	$1,426,816	$1,775,753

Accumulated undistributed (distributions in excess of) net investment income	$(206)	$(220)	$(84)	$(122)

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective November 1, 2011 for Mid Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$72,482	$62,082	$(6,364)	$(8,614)
Net realized gain (loss)	226,074	261,794	27,034	12,061
Change in net unrealized appreciation (depreciation)	80,566	1,311,629	(26,538)	3,429

Change in net assets resulting from operations	379,122	1,635,505	(5,868)	6,876

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(12,100)	(15,422)	—	—
Class B
From net investment income	—	(167)	—	—
Class C
From net investment income	(616)	(1,171)	—	—
Class R2
From net investment income	(67)	(36)	—	—
Institutional Class
From net investment income	(33,157)	(29,944)	—	—
Select Class
From net investment income	(14,296)	(13,423)	—	—

Total distributions to shareholders	(60,236)	(60,163)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	714,827	111,762	(26,939)	(35,976)

NET ASSETS:
Change in net assets	1,033,713	1,687,104	(32,807)	(29,100)
Beginning of period	6,775,834	5,088,730	546,447	575,547

End of period	$7,809,547	$6,775,834	$513,640	$546,447

Accumulated undistributed (distributions in excess of) net investment income	$72,280	$60,033	$(3,153)	$(37)

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Value Advantage Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$14,184	$10,539
Net realized gain (loss)	35,802	43,953
Change in net unrealized appreciation (depreciation)	1,096	101,318

Change in net assets resulting from operations	51,082	155,810

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,164)	(1,878)
Class C
From net investment income	(619)	(513)
Institutional Class
From net investment income	(4,920)	(3,215)
Select Class
From net investment income	(3,577)	(2,578)

Total distributions to shareholders	(11,280)	(8,184)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	173,496	285,229

NET ASSETS:
Change in net assets	213,298	432,855
Beginning of period	918,841	485,986

End of period	$1,132,139	$918,841

Accumulated undistributed (distributions in excess of) net investment income	$9,188	$5,361

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012		Period Ended 6/30/2011 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$81,189	$92,600	$463		$296
Dividends and distributions reinvested	—	—	—	(b)	—	(b)
Cost of shares redeemed	(65,978)	(59,032)	(281)		(33)

Change in net assets from Class A capital transactions	$15,211	$33,568	$182		$263

Class B
Proceeds from shares issued	$158	$267	$—		$—
Cost of shares redeemed	(1,004)	(1,177)	—		—

Change in net assets from Class B capital transactions	$(846)	$(910)	$—		$—

Class C
Proceeds from shares issued	$15,180	$11,077	$50		$100
Dividends and distributions reinvested	—	—	—	(b)	—
Cost of shares redeemed	(8,713)	(7,860)	(24)		(9)

Change in net assets from Class C capital transactions	$6,467	$3,217	$26		$91

Class R2
Proceeds from shares issued	$—	$—	$—	(b)	$50
Dividends and distributions reinvested	—	—	—	(b)	—
Cost of shares redeemed	—	—	—		—	(b)

Change in net assets from Class R2 capital transactions	$—	$—	$—	(b)	$50

Class R5
Proceeds from shares issued	$289,698	$67,907	$—		$50
Dividends and distributions reinvested	—	—	—	(b)	—	(b)
Cost of shares redeemed	(4,352)	(762)	—		—

Change in net assets from Class R5 capital transactions	$285,346	$67,145	$—	(b)	$50

Class R6 (c)
Proceeds from shares issued	$—	$—	$33,949		$50
Dividends and distributions reinvested	—	—	—	(b)	—
Cost of shares redeemed	—	—	(6,403)		—	(b)

Change in net assets from Class R6 capital transactions	$—	$—	$27,546		$50

Select Class
Proceeds from shares issued	$124,637	$418,656	$282,102		$94,382
Dividends and distributions reinvested	—	—	9		1
Cost of shares redeemed	(307,100)	(364,049)	(65,724)		(3,624)

Change in net assets from Select Class capital transactions	$(182,463)	$54,607	$216,387		$90,759

Total change in net assets from capital transactions	$123,715	$157,627	$244,141		$91,263

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Growth Advantage Fund		Mid Cap Core Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012		Period Ended 6/30/2011 (a)
SHARE TRANSACTIONS:
Class A
Issued	8,808	10,834	28		18
Reinvested	—	—	—	(b)	—	(b)
Redeemed	(7,290)	(6,865)	(17)		(2)

Change in Class A Shares	1,518	3,969	11		16

Class B
Issued	19	32	—		—
Redeemed	(120)	(152)	—		—

Change in Class B Shares	(101)	(120)	—		—

Class C
Issued	1,759	1,351	2		6
Reinvested	—	—	—	(b)	—
Redeemed	(1,026)	(981)	(1)		—	(b)

Change in Class C Shares	733	370	1		6

Class R2
Issued	—	—	—	(b)	3
Reinvested	—	—	—	(b)	—
Redeemed	—	—	—		—	(b)

Change in Class R2 Shares	—	—	—	(b)	3

Class R5
Issued	29,732	7,917	—		3
Reinvested	—	—	—	(b)	—	(b)
Redeemed	(477)	(85)	—		—

Change in Class R5 Shares	29,255	7,832	—	(b)	3

Class R6 (c)
Issued	—	—	2,008		3
Reinvested	—	—	—	(b)	—
Redeemed	—	—	(371)		—	(b)

Change in Class R6 Shares	—	—	1,637		3

Select Class
Issued	13,293	46,982	17,322		5,510
Reinvested	—	—	—	(b)	—	(a)
Redeemed	(33,452)	(46,450)	(3,965)		(210)

Change in Select Class Shares	(20,159)	532	13,357		5,300

(a)	Commencement of operations was November 30, 2010.
(b)	Amount rounds to less than 1,000 (shares or dollars).
(c)	Commencement of offering of class of shares effective January 31, 2011 for Mid Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5,617	$2,423	$56,755	$75,693
Dividends and distributions reinvested	15	5	51,675	—
Cost of shares redeemed	(1,592)	(1,487)	(161,251)	(160,643)

Change in net assets from Class A capital transactions	$4,040	$941	$(52,821)	$(84,950)

Class B
Proceeds from shares issued	$—	$—	$386	$693
Dividends and distributions reinvested	—	—	1,556	—
Cost of shares redeemed	—	—	(7,602)	(10,361)

Change in net assets from Class B capital transactions	$—	$—	$(5,660)	$(9,668)

Class C
Proceeds from shares issued	$1,031	$443	$2,483	$3,672
Dividends and distributions reinvested	— (a)	— (a)	2,079	—
Cost of shares redeemed	(204)	(113)	(6,708)	(6,894)

Change in net assets from Class C capital transactions	$827	$330	$(2,146)	$(3,222)

Class R2
Proceeds from shares issued	$—	$—	$149	$31
Dividends and distributions reinvested	—	—	16	—
Cost of shares redeemed	—	—	(20)	— (a)

Change in net assets from Class R2 capital transactions	$—	$—	$145	$31

Class R5 (b)
Proceeds from shares issued	$—	$—	$16,731	$—
Dividends and distributions reinvested	—	—	5	—
Cost of shares redeemed	—	—	(1,084)	—

Change in net assets from Class R5 capital transactions	$—	$—	$15,652	$—

Class R6 (b)
Proceeds from shares issued	$—	$—	$15,116	$—
Dividends and distributions reinvested	—	—	5	—
Cost of shares redeemed	—	—	(388)	—

Change in net assets from Class R6 capital transactions	$—	$—	$14,733	$—

Select Class
Proceeds from shares issued	$389,366	$269,128	$195,789	$247,747
Dividends and distributions reinvested	3,142	447	62,923	—
Cost of shares redeemed	(152,914)	(287,836)	(330,123)	(203,926)

Change in net assets from Select Class capital transactions	$239,594	$(18,261)	$(71,411)	$43,821

Total change in net assets from capital transactions	$244,461	$(16,990)	$(101,508)	$(53,988)

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	186	84	2,826	3,594
Reinvested	1	— (a)	2,951	—
Redeemed	(55)	(52)	(8,087)	(7,968)

Change in Class A Shares	132	32	(2,310)	(4,374)

Class B
Issued	—	—	26	41
Reinvested	—	—	117	—
Redeemed	—	—	(489)	(641)

Change in Class B Shares	—	—	(346)	(600)

Class C
Issued	33	15	137	189
Reinvested	— (a)	— (a)	135	—
Redeemed	(7)	(4)	(378)	(379)

Change in Class C Shares	26	11	(106)	(190)

Class R2
Issued	—	—	6	1
Reinvested	—	—	1	—
Redeemed	—	—	(1)	— (a)

Change in Class R2 Shares	—	—	6	1

Class R5 (b)
Issued	—	—	749	—
Reinvested	—	—	— (a)	—
Redeemed	—	—	(48)	—

Change in Class R5 Shares	—	—	701	—

Class R6 (b)
Issued	—	—	677	—
Reinvested	—	—	— (a)	—
Redeemed	—	—	(17)	—

Change in Class R6 Shares	—	—	660	—

Select Class
Issued	13,099	9,351	9,090	11,401
Reinvested	105	15	3,322	—
Redeemed	(5,154)	(11,406)	(14,607)	(9,364)

Change in Select Class Shares	8,050	(2,040)	(2,195)	2,037

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective November 1, 2011 for Mid Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$443,021	$373,327	$5,323	$34,632
Dividends and distributions reinvested	11,492	14,615	—	—
Cost of shares redeemed	(520,453)	(621,660)	(14,467)	(100,820)

Change in net assets from Class A capital transactions	$(65,940)	$(233,718)	$(9,144)	$(66,188)

Class B
Proceeds from shares issued	$333	$626	$11	$22
Dividends and distributions reinvested	—	148	—	—
Cost of shares redeemed	(34,648)	(34,335)	(2,045)	(4,375)

Change in net assets from Class B capital transactions	$(34,315)	$(33,561)	$(2,034)	$(4,353)

Class C
Proceeds from shares issued	$48,613	$37,081	$572	$1,079
Dividends and distributions reinvested	474	873	—	—
Cost of shares redeemed	(64,672)	(65,800)	(6,619)	(18,536)

Change in net assets from Class C capital transactions	$(15,585)	$(27,846)	$(6,047)	$(17,457)

Class R2
Proceeds from shares issued	$10,239	$5,542	$—	$—
Dividends and distributions reinvested	59	28	—	—
Cost of shares redeemed	(2,629)	(1,307)	—	—

Change in net assets from Class R2 capital transactions	$7,669	$4,263	$—	$—

Institutional Class
Proceeds from shares issued	$1,125,771	$789,825	$—	$—
Dividends and distributions reinvested	25,512	22,919	—	—
Cost of shares redeemed	(575,416)	(526,461)	—	—

Change in net assets from Institutional Class capital transactions	$575,867	$286,283	$—	$—

Select Class
Proceeds from shares issued	$675,718	$449,654	$42,277	$155,618
Dividends and distributions reinvested	10,362	9,285	—	—
Cost of shares redeemed	(438,949)	(342,598)	(51,991)	(103,596)

Change in net assets from Select Class capital transactions	$247,131	$116,341	$(9,714)	$52,022

Total change in net assets from capital transactions	$714,827	$111,762	$(26,939)	$(35,976)

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	18,306	16,395	546	3,576
Reinvested	500	636	—	—
Redeemed	(21,746)	(27,300)	(1,486)	(10,335)

Change in Class A Shares	(2,940)	(10,269)	(940)	(6,759)

Class B
Issued	14	29	1	2
Reinvested	—	7	—	—
Redeemed	(1,497)	(1,559)	(218)	(465)

Change in Class B Shares	(1,483)	(1,523)	(217)	(463)

Class C
Issued	2,044	1,660	60	115
Reinvested	21	39	—	—
Redeemed	(2,794)	(3,011)	(705)	(1,973)

Change in Class C Shares	(729)	(1,312)	(645)	(1,858)

Class R2
Issued	428	245	—	—
Reinvested	3	1	—	—
Redeemed	(110)	(55)	—	—

Change in Class R2 Shares	321	191	—	—

Institutional Class
Issued	45,939	34,031	—	—
Reinvested	1,094	983	—	—
Redeemed	(23,648)	(22,926)	—	—

Change in Institutional Class Shares	23,385	12,088	—	—

Select Class
Issued	27,581	19,629	4,266	15,949
Reinvested	448	401	—	—
Redeemed	(18,067)	(15,059)	(5,300)	(10,636)

Change in Select Class Shares	9,962	4,971	(1,034)	5,313

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Value Advantage Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$54,549	$119,805
Dividends and distributions reinvested	2,006	1,727
Cost of shares redeemed	(89,323)	(81,151)

Change in net assets from Class A capital transactions	$(32,768)	$40,381

Class C
Proceeds from shares issued	$11,596	$22,682
Dividends and distributions reinvested	513	413
Cost of shares redeemed	(30,037)	(26,534)

Change in net assets from Class C capital transactions	$(17,928)	$(3,439)

Institutional Class
Proceeds from shares issued	$136,991	$138,756
Dividends and distributions reinvested	4,597	2,906
Cost of shares redeemed	(56,466)	(20,173)
Redemptions in-kind	—	(41,498)

Change in net assets from Institutional Class capital transactions	$85,122	$79,991

Select Class
Proceeds from shares issued	$260,984	$196,760
Dividends and distributions reinvested	2,687	1,855
Cost of shares redeemed	(124,601)	(30,319)

Change in net assets from Select Class capital transactions	$139,070	$168,296

Total change in net assets from capital transactions	$173,496	$285,229

SHARE TRANSACTIONS:
Class A
Issued	2,947	6,732
Reinvested	112	96
Redeemed	(4,870)	(4,517)

Change in Class A Shares	(1,811)	2,311

Class C
Issued	620	1,279
Reinvested	29	23
Redeemed	(1,655)	(1,501)

Change in Class C Shares	(1,006)	(199)

Institutional Class
Issued	7,210	7,736
Reinvested	258	162
Redeemed	(3,118)	(1,098)
Redemptions in-kind	—	(2,189)

Change in Institutional Class Shares	4,350	4,611

Select Class
Issued	13,542	11,074
Reinvested	150	103
Redeemed	(6,701)	(1,687)

Change in Select Class Shares	6,991	9,490

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Growth Advantage Fund
Class A
Year Ended June 30, 2012	$9.28	$(0.03	)(e)(f)	$0.24	$0.21
Year Ended June 30, 2011	6.76	(0.04	)(e)	2.56	2.52
Year Ended June 30, 2010	5.88	(0.03	)(e)	0.91	0.88
Year Ended June 30, 2009	8.14	(0.03	)(e)	(2.23)	(2.26)
Year Ended June 30, 2008	8.18	(0.05	)(e)	0.01	(0.04)

Class B
Year Ended June 30, 2012	8.61	(0.07	)(e)(f)	0.22	0.15
Year Ended June 30, 2011	6.31	(0.07	)(e)	2.37	2.30
Year Ended June 30, 2010	5.51	(0.06	)(e)	0.86	0.80
Year Ended June 30, 2009	7.67	(0.06	)(e)	(2.10)	(2.16)
Year Ended June 30, 2008	7.76	(0.09	)(e)	— (g)	(0.09)

Class C
Year Ended June 30, 2012	8.61	(0.07	)(e)(f)	0.23	0.16
Year Ended June 30, 2011	6.31	(0.08	)(e)	2.38	2.30
Year Ended June 30, 2010	5.52	(0.06	)(e)	0.85	0.79
Year Ended June 30, 2009	7.68	(0.06	)(e)	(2.10)	(2.16)
Year Ended June 30, 2008	7.76	(0.09	)(e)	0.01	(0.08)

Class R5
Year Ended June 30, 2012	9.44	0.01	(e)(f)	0.24	0.25
Year Ended June 30, 2011	6.86	—	(e)(g)	2.58	2.58
Year Ended June 30, 2010	5.93	—	(e)(g)	0.93	0.93
January 8, 2009 (h) through June 30, 2009	5.37	—	(e)(g)	0.56	0.56

Select Class
Year Ended June 30, 2012	9.39	(0.02	)(e)(f)	0.26	0.24
Year Ended June 30, 2011	6.83	(0.02	)(e)	2.58	2.56
Year Ended June 30, 2010	5.93	(0.01	)(e)	0.91	0.90
Year Ended June 30, 2009	8.18	(0.01	)(e)	(2.24)	(2.25)
Year Ended June 30, 2008	8.20	(0.03	)(e)	0.01	(0.02)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $(0.05), $(0.09), $(0.09), $(0.01) and $(0.03) for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively and the net investment income (loss) ratio would have been (0.56)%, (1.08)%, (1.03)%, (0.12)% and (0.37)% for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$9.49	2.26%	$194,911	1.25%	(0.37	)%(f)	1.30%	86%
9.28	37.28	176,492	1.25	(0.45)		1.31	96
6.76	14.97	101,814	1.31	(0.41)		1.31	102
5.88	(27.76)	71,841	1.35	(0.48)		1.42	119
8.14	(0.49)	70,546	1.34	(0.58)		1.47	118

8.76	1.74	2,327	1.75	(0.89	)(f)	1.80	86
8.61	36.45	3,157	1.75	(0.94)		1.81	96
6.31	14.52	3,070	1.81	(0.91)		1.81	102
5.51	(28.16)	3,304	1.87	(1.02)		1.92	119
7.67	(1.16)	4,340	1.91	(1.16)		1.94	118

8.77	1.86	27,469	1.75	(0.84	)(f)	1.80	86
8.61	36.45	20,676	1.75	(0.95)		1.81	96
6.31	14.31	12,811	1.81	(0.91)		1.81	102
5.52	(28.13)	9,300	1.87	(1.02)		1.91	119
7.68	(1.03)	14,499	1.88	(1.16)		1.89	118

9.69	2.65	468,064	0.85	0.07	(f)	0.85	86
9.44	37.61	179,677	0.86	(0.05)		0.86	96
6.86	15.68	76,767	0.86	0.05		0.86	102
5.93	10.43	46,312	0.90	(0.08)		1.06	119

9.63	2.56	662,786	1.05	(0.18	)(f)	1.05	86
9.39	37.48	836,154	1.06	(0.27)		1.06	96
6.83	15.18	604,663	1.06	(0.16)		1.06	102
5.93	(27.51)	441,345	1.10	(0.24)		1.17	119
8.18	(0.24)	399,777	1.09	(0.41)		1.12	118

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Core Fund
Class A
Year Ended June 30, 2012	$17.19	$0.08	(e)	$(0.10)	$(0.02)	$— (f)	$(0.01)	$(0.01)
November 30, 2010 (g) through June 30, 2011	15.00	0.01	(e)	2.18	2.19	— (f)	—	— (f)

Class C
Year Ended June 30, 2012	17.15	—	(e)(f)	(0.11)	(0.11)	— (f)	(0.01)	(0.01)
November 30, 2010 (g) through June 30, 2011	15.00	(0.04	)(e)	2.19	2.15	—	—	—

Class R2
Year Ended June 30, 2012	17.17	0.04	(e)	(0.10)	(0.06)	— (f)	(0.01)	(0.01)
November 30, 2010 (g) through June 30, 2011	15.00	(0.02	)(e)	2.19	2.17	—	—	—

Class R5
Year Ended June 30, 2012	17.23	0.15	(e)	(0.09)	0.06	(0.05)	(0.01)	(0.06)
November 30, 2010 (g) through June 30, 2011	15.00	0.05	(e)	2.19	2.24	(0.01)	—	(0.01)

Class R6
Year Ended June 30, 2012	17.24	0.21	(e)	(0.15)	0.06	(0.06)	(0.01)	(0.07)
January 31, 2011 (j) through June 30, 2011	16.36	0.05	(e)	0.83	0.88	—	—	—

Select Class
Year Ended June 30, 2012	17.22	0.13	(e)	(0.12)	0.01	(0.04)	(0.01)	(0.05)
November 30, 2010 (g) through June 30, 2011	15.00	0.04	(e)	2.19	2.23	(0.01)	—	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of operations.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2011.
(i)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate (b)

$17.16	(0.13)%	$455	1.24%		0.50%		1.31%		44%
17.19	14.70	276	1.24	(h)	0.11	(h)	5.79	(h)(i)	13

17.03	(0.65)	125	1.74		(0.02)		1.81		44
17.15	14.33	99	1.75	(h)	(0.39	)(h)	6.49	(h)(i)	13

17.10	(0.36)	57	1.49		0.22		1.57		44
17.17	14.53	57	1.49	(h)	(0.17	)(h)	6.84	(h)(i)	13

17.23	0.33	58	0.79		0.92		0.86		44
17.23	15.00	57	0.80	(h)	0.52	(h)	6.17	(h)(i)	13

17.23	0.33	28,251	0.74		1.18		0.78		44
17.24	5.38	53	0.75	(h)	0.68	(h)	5.52	(h)(i)	13

17.18	0.06	320,576	0.99		0.76		1.06		44
17.22	14.84	91,240	1.00	(h)	0.41	(h)	3.41	(h)(i)	13

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Equity Fund
Class A
Year Ended June 30, 2012	$31.29	$0.10	(e)(f)	$(0.34)	$(0.24)	$(0.08)	$—	$(0.08)
Year Ended June 30, 2011	22.95	0.04	(e)	8.36	8.40	(0.06)	—	(0.06)
November 2, 2009 (g) through June 30, 2010	21.55	0.05		1.41	1.46	(0.06)	—	(0.06)

Class C
Year Ended June 30, 2012	31.16	(0.05	)(e)(f)	(0.35)	(0.40)	(0.01)	—	(0.01)
Year Ended June 30, 2011	22.93	(0.12	)(e)	8.37	8.25	(0.02)	—	(0.02)
November 2, 2009 (g) through June 30, 2010	21.55	(0.03)		1.41	1.38	— (h)	—	— (h)

Select Class
Year Ended June 30, 2012	31.36	0.19	(e)(f)	(0.33)	(0.14)	(0.17)	—	(0.17)
Year Ended June 30, 2011	22.97	0.14	(e)	8.37	8.51	(0.12)	—	(0.12)
Year Ended June 30, 2010	18.97	0.12		4.00	4.12	(0.12)	—	(0.12)
Year Ended June 30, 2009	28.63	0.18		(8.37)	(8.19)	(0.17)	(1.30)	(1.47)
Year Ended June 30, 2008	37.93	0.11		(2.80)	(2.69)	(0.11)	(6.50)	(6.61)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $0.05, $(0.10) and $0.14 for Class A, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.18%, (0.33)% and 0.48% for Class A, Class C and Select Class Shares, respectively.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$30.97	(0.76)%	$6,965	1.24%	0.34	%(f)	1.54%	55%
31.29	36.60	2,918	1.24	0.14		1.53	88
22.95	6.77	1,394	1.24	0.30		1.44	56

30.75	(1.29)	1,244	1.75	(0.18	)(f)	2.03	55
31.16	35.98	447	1.74	(0.40)		2.06	88
22.93	6.40	65	1.74	(0.23)		1.92	56

31.05	(0.42)	813,125	0.89	0.64	(f)	1.30	55
31.36	37.09	568,854	0.89	0.50		1.27	88
22.97	21.72	463,478	0.89	0.55		1.17	56
18.97	(28.02)	195,785	0.90	0.94		1.20	107
28.63	(8.19)	189,589	0.91	0.32		1.12	79

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Mid Cap Growth Fund
Class A
Year Ended June 30, 2012	$23.30	$(0.05	)(e)(f)	$(1.72)	$(1.77)	$(2.01)
Year Ended June 30, 2011	16.35	(0.09	)(e)	7.04	6.95	—
Year Ended June 30, 2010	13.68	(0.09	)(e)	2.76	2.67	—
Year Ended June 30, 2009	20.46	(0.07	)(e)	(6.33)	(6.40)	(0.38)
Year Ended June 30, 2008	24.89	(0.17	)(e)	(0.45)	(0.62)	(3.81)

Class B
Year Ended June 30, 2012	18.29	(0.12	)(e)(f)	(1.40)	(1.52)	(2.01)
Year Ended June 30, 2011	12.90	(0.16	)(e)	5.55	5.39	—
Year Ended June 30, 2010	10.85	(0.14	)(e)	2.19	2.05	—
Year Ended June 30, 2009	16.45	(0.13	)(e)	(5.09)	(5.22)	(0.38)
Year Ended June 30, 2008	20.88	(0.26	)(e)	(0.36)	(0.62)	(3.81)

Class C
Year Ended June 30, 2012	20.88	(0.13	)(e)(f)	(1.57)	(1.70)	(2.01)
Year Ended June 30, 2011	14.73	(0.18	)(e)	6.33	6.15	—
Year Ended June 30, 2010	12.39	(0.16	)(e)	2.50	2.34	—
Year Ended June 30, 2009	18.70	(0.15	)(e)	(5.78)	(5.93)	(0.38)
Year Ended June 30, 2008	23.21	(0.29	)(e)	(0.41)	(0.70)	(3.81)

Class R2
Year Ended June 30, 2012	24.73	(0.07	)(e)(f)	(1.82)	(1.89)	(2.01)
Year Ended June 30, 2011	17.38	(0.13	)(e)	7.48	7.35	—
Year Ended June 30, 2010	14.56	(0.12	)(e)	2.94	2.82	—
June 19, 2009 (g) through June 30, 2009	14.56	—	(e)(h)	— (h)	— (h)	—

Class R5
November 1, 2011 (g) through June 30, 2012	21.75	0.04	(e)(f)	1.40	1.44	(2.01)

Class R6
November 1, 2011 (g) through June 30, 2012	21.75	0.08	(e)(f)	1.37	1.45	(2.01)

Select Class
Year Ended June 30, 2012	24.97	0.02	(e)(f)	(1.83)	(1.81)	(2.01)
Year Ended June 30, 2011	17.47	(0.03	)(e)	7.53	7.50	—
Year Ended June 30, 2010	14.57	(0.04	)(e)	2.94	2.90	—
Year Ended June 30, 2009	21.68	(0.03	)(e)	(6.70)	(6.73)	(0.38)
Year Ended June 30, 2008	26.10	(0.12	)(e)	(0.49)	(0.61)	(3.81)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $(0.09), $(0.15), $(0.17), $(0.12), less than $0.01, $0.03 and $(0.03) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively and the net investment income (loss) ratio would have been (0.46)%, (0.99)%, (0.97)%, (0.57)%, (0.03)%, 0.24% and (0.14)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$19.52	(6.61)%	$538,323	1.24%	(0.23	)%(f)	1.38%	70%
23.30	42.51	696,334	1.24	(0.44)		1.36	79
16.35	19.52	560,054	1.24	(0.53)		1.42	82
13.68	(30.97)	520,201	1.24	(0.48)		1.56	96
20.46	(3.22)	384,225	1.24	(0.75)		1.39	95

14.76	(7.08)	9,948	1.75	(0.77	)(f)	1.88	70
18.29	41.78	18,648	1.77	(0.97)		1.86	79
12.90	18.89	20,893	1.77	(1.07)		1.92	82
10.85	(31.35)	29,963	1.88	(1.14)		2.03	96
16.45	(3.90)	69,186	1.88	(1.38)		1.89	95

17.17	(7.06)	22,190	1.75	(0.75	)(f)	1.88	70
20.88	41.75	29,187	1.77	(0.97)		1.86	79
14.73	18.89	23,389	1.77	(1.06)		1.92	82
12.39	(31.38)	25,624	1.88	(1.13)		2.04	96
18.70	(3.85)	27,785	1.88	(1.38)		1.89	95

20.83	(6.72)	230	1.40	(0.35	)(f)	1.63	70
24.73	42.29	121	1.40	(0.59)		1.60	79
17.38	19.37	63	1.40	(0.69)		1.67	82
14.56	0.00	83	1.22	(0.31)		1.94	96

21.18	7.71	14,837	0.78	0.31	(f)	0.92	70

21.19	7.76	13,982	0.73	0.58	(f)	0.87	70

21.15	(6.31)	827,306	0.93	0.09	(f)	1.13	70
24.97	42.93	1,031,463	0.93	(0.13)		1.10	79
17.47	19.90	685,843	0.93	(0.22)		1.17	82
14.57	(30.74)	631,380	0.98	(0.23)		1.30	96
21.68	(3.02)	539,292	0.99	(0.49)		1.13	95

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class A
Year Ended June 30, 2012	$24.76	$0.20	(e)	$1.00	$1.20	$(0.16)	$—	$(0.16)
Year Ended June 30, 2011	18.91	0.18	(e)	5.85	6.03	(0.18)	—	(0.18)
Year Ended June 30, 2010	15.24	0.19	(e)	3.48	3.67	—	—	—
Year Ended June 30, 2009	21.91	0.28	(e)	(5.92)	(5.64)	(0.34)	(0.69)	(1.03)
Year Ended June 30, 2008	27.71	0.16		(3.78)	(3.62)	(0.12)	(2.06)	(2.18)

Class B
Year Ended June 30, 2012	24.10	0.07	(e)	0.99	1.06	—	—	—
Year Ended June 30, 2011	18.38	0.07	(e)	5.69	5.76	(0.04)	—	(0.04)
Year Ended June 30, 2010	14.89	0.10	(e)	3.39	3.49	—	—	—
Year Ended June 30, 2009	21.39	0.20	(e)	(5.79)	(5.59)	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2008	27.11	0.03		(3.69)	(3.66)	—	(2.06)	(2.06)

Class C
Year Ended June 30, 2012	24.13	0.07	(e)	0.98	1.05	(0.04)	—	(0.04)
Year Ended June 30, 2011	18.44	0.07	(e)	5.69	5.76	(0.07)	—	(0.07)
Year Ended June 30, 2010	14.94	0.10	(e)	3.40	3.50	—	—	—
Year Ended June 30, 2009	21.45	0.20	(e)	(5.80)	(5.60)	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2008	27.17	0.04		(3.70)	(3.66)	—	(2.06)	(2.06)

Class R2
Year Ended June 30, 2012	24.27	0.14	(e)	0.97	1.11	(0.20)	—	(0.20)
Year Ended June 30, 2011	18.63	0.12	(e)	5.76	5.88	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.06	0.15	(e)	3.42	3.57	—	—	—
November 3, 2008 (f) through June 30, 2009	16.34	0.20	(e)	(0.30)	(0.10)	(0.49)	(0.69)	(1.18)

Institutional Class
Year Ended June 30, 2012	25.19	0.32	(e)	1.01	1.33	(0.28)	—	(0.28)
Year Ended June 30, 2011	19.22	0.30	(e)	5.95	6.25	(0.28)	—	(0.28)
Year Ended June 30, 2010	15.43	0.29	(e)	3.52	3.81	(0.02)	—	(0.02)
Year Ended June 30, 2009	22.31	0.38	(e)	(6.06)	(5.68)	(0.51)	(0.69)	(1.20)
Year Ended June 30, 2008	28.17	0.31		(3.85)	(3.54)	(0.26)	(2.06)	(2.32)

Select Class
Year Ended June 30, 2012	24.97	0.26	(e)	1.01	1.27	(0.23)	—	(0.23)
Year Ended June 30, 2011	19.07	0.24	(e)	5.90	6.14	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.34	0.24	(e)	3.49	3.73	— (g)	—	— (g)
Year Ended June 30, 2009	22.14	0.34	(e)	(6.01)	(5.67)	(0.44)	(0.69)	(1.13)
Year Ended June 30, 2008	27.96	0.27		(3.85)	(3.58)	(0.18)	(2.06)	(2.24)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$25.80	4.92%	$1,986,930	1.24%	0.83%	1.41%	30%
24.76	31.96	1,979,270	1.23	0.81	1.39	41
18.91	24.08	1,705,572	1.23	1.04	1.40	34
15.24	(25.49)	1,600,044	1.25	1.71	1.42	47
21.91	(13.70)	2,661,377	1.25	0.66	1.42	31

25.16	4.40	57,100	1.75	0.30	1.91	30
24.10	31.33	90,427	1.74	0.30	1.89	41
18.38	23.44	96,966	1.74	0.53	1.90	34
14.89	(25.89)	108,114	1.75	1.21	1.92	47
21.39	(14.14)	163,091	1.75	0.15	1.92	31

25.14	4.38	370,781	1.75	0.32	1.91	30
24.13	31.29	373,415	1.74	0.30	1.89	41
18.44	23.43	309,513	1.74	0.53	1.90	34
14.94	(25.88)	299,956	1.75	1.20	1.92	47
21.45	(14.11)	523,722	1.75	0.14	1.92	31

25.18	4.65	14,824	1.49	0.59	1.66	30
24.27	31.66	6,500	1.49	0.50	1.65	41
18.63	23.71	1,441	1.49	0.77	1.65	34
15.06	(0.24)	294	1.50	2.12	1.69	47

26.24	5.43	3,543,900	0.74	1.33	1.01	30
25.19	32.66	2,812,296	0.74	1.29	0.99	41
19.22	24.68	1,913,930	0.74	1.52	1.00	34
15.43	(25.15)	1,424,004	0.75	2.26	1.02	47
22.31	(13.25)	1,777,057	0.75	1.16	1.02	31

26.01	5.20	1,836,012	0.98	1.09	1.16	30
24.97	32.29	1,513,926	0.98	1.05	1.14	41
19.07	24.35	1,061,308	0.98	1.29	1.15	34
15.34	(25.31)	766,965	1.00	2.05	1.18	47
22.14	(13.46)	721,777	1.00	0.90	1.16	31

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total distributions
Multi-Cap Market Neutral Fund
Class A
Year Ended June 30, 2012	$9.81	$(0.14	)(e)	$0.02	$(0.12)	$—	$—	$—
Year Ended June 30, 2011	9.71	(0.16	)(e)	0.26	0.10	—	—	—
Year Ended June 30, 2010	10.21	(0.17	)(e)	(0.33)	(0.50)	—	—	—
Year Ended June 30, 2009	10.23	(0.08	)(e)	0.06	(0.02)	—	—	—
Year Ended June 30, 2008	11.24	0.28	(e)	(0.74)	(0.46)	(0.54)	(0.01)	(0.55)

Class B
Year Ended June 30, 2012	9.47	(0.20	)(e)	0.02	(0.18)	—	—	—
Year Ended June 30, 2011	9.44	(0.23	)(e)	0.26	0.03	—	—	—
Year Ended June 30, 2010	10.01	(0.23	)(e)	(0.34)	(0.57)	—	—	—
Year Ended June 30, 2009	10.10	(0.15	)(e)	0.06	(0.09)	—	—	—
Year Ended June 30, 2008	11.07	0.17	(e)	(0.70)	(0.53)	(0.43)	(0.01)	(0.44)

Class C
Year Ended June 30, 2012	9.48	(0.20	)(e)	0.02	(0.18)	—	—	—
Year Ended June 30, 2011	9.46	(0.23	)(e)	0.25	0.02	—	—	—
Year Ended June 30, 2010	10.02	(0.23	)(e)	(0.33)	(0.56)	—	—	—
Year Ended June 30, 2009	10.12	(0.15	)(e)	0.05	(0.10)	—	—	—
Year Ended June 30, 2008	11.07	0.19	(e)	(0.71)	(0.52)	(0.42)	(0.01)	(0.43)

Select Class
Year Ended June 30, 2012	9.91	(0.12	)(e)	0.03	(0.09)	—	—	—
Year Ended June 30, 2011	9.79	(0.14	)(e)	0.26	0.12	—	—	—
Year Ended June 30, 2010	10.27	(0.14	)(e)	(0.34)	(0.48)	—	—	—
Year Ended June 30, 2009	10.27	(0.05	)(e)	0.05	— (f)	—	—	—
Year Ended June 30, 2008	11.31	0.30	(e)	(0.73)	(0.43)	(0.60)	(0.01)	(0.61)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for short sales) for Class A are 1.48% and 1.94% for the year ended June 30, 2012, 1.49% and 1.95% for 2011, 1.49% and 1.94% for 2010, 1.50% and 1.95% for 2009 and 1.51% and 1.93% for 2008; for Class B are 2.23% and 2.45 for the year ended June 30, 2012, 2.24% and 2.45% for 2011, 2.24% and 2.44% for 2010, 2.25% and 2.45% for 2009 and 2.26% and 2.43% for 2008; for Class C are 2.23% and 2.44 for the year ended June 30, 2012, 2.24% and 2.45% for 2011, 2.24% and 2.44% for 2010, 2.25% and 2.45% for 2009 and 2.26% and 2.43% for 2008; for Select Class are 1.23% and 1.69% for the year ended June 30, 2012, 1.24% and 1.70% for 2011, 1.24% and 1.69% for 2010, 1.25% and 1.70% for 2009 and 1.25% and 1.67% for 2008, respectively.
(d)	Commencing with the period ended June 30, 2009, the Fund presented portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund’s portfolio turnover calculation excluded short sales.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (b)(c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (c)	Portfolio turnover rate (excluding short sales) (d)	Portfolio turnover rate (including short sales) (d)

$9.69	(1.22)%	$19,759	2.86%	(1.42)%	3.32%	151%	316%
9.81	1.03	29,216	2.92	(1.65)	3.38	145	339
9.71	(4.90)	94,549	2.94	(1.65)	3.39	146	348
10.21	(0.20)	67,884	2.84	(0.79)	3.29	175	350
10.23	(4.00)	77,838	2.52	2.62	2.94	116	—

9.29	(1.90)	1,401	3.61	(2.18)	3.83	151	316
9.47	0.32	3,484	3.67	(2.47)	3.88	145	339
9.44	(5.69)	7,849	3.69	(2.39)	3.89	146	348
10.01	(0.89)	12,766	3.59	(1.55)	3.79	175	350
10.10	(4.77)	16,402	3.28	1.66	3.45	116	—

9.30	(1.90)	15,677	3.61	(2.17)	3.82	151	316
9.48	0.21	22,094	3.67	(2.46)	3.88	145	339
9.46	(5.59)	39,610	3.70	(2.39)	3.89	146	348
10.02	(0.99)	61,467	3.59	(1.54)	3.79	175	350
10.12	(4.71)	90,603	3.28	1.79	3.45	116	—

9.82	(0.91)	476,803	2.61	(1.17)	3.07	151	316
9.91	1.23	491,653	2.67	(1.39)	3.13	145	339
9.79	(4.67)	433,539	2.70	(1.39)	3.15	146	348
10.27	0.00	528,478	2.59	(0.45)	3.04	175	350
10.27	(3.73)	933,631	2.27	2.79	2.69	116	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Value Advantage Fund
Class A
Year Ended June 30, 2012	$19.07	$0.25	(c)	$0.84	$1.09	$(0.20)	$—	$(0.20)
Year Ended June 30, 2011	15.22	0.23	(c)	3.79	4.02	(0.17)	—	(0.17)
Year Ended June 30, 2010	12.01	0.23	(c)	3.17	3.40	(0.19)	—	(0.19)
Year Ended June 30, 2009	16.38	0.30	(c)	(4.40)	(4.10)	(0.20)	(0.07)	(0.27)
Year Ended June 30, 2008	20.45	0.35		(3.19)	(2.84)	(0.24)	(0.99)	(1.23)

Class C
Year Ended June 30, 2012	19.01	0.16	(c)	0.84	1.00	(0.10)	—	(0.10)
Year Ended June 30, 2011	15.17	0.14	(c)	3.77	3.91	(0.07)	—	(0.07)
Year Ended June 30, 2010	11.97	0.15	(c)	3.17	3.32	(0.12)	—	(0.12)
Year Ended June 30, 2009	16.25	0.23	(c)	(4.34)	(4.11)	(0.10)	(0.07)	(0.17)
Year Ended June 30, 2008	20.31	0.26		(3.18)	(2.92)	(0.15)	(0.99)	(1.14)

Institutional Class
Year Ended June 30, 2012	19.11	0.35	(c)	0.83	1.18	(0.30)	—	(0.30)
Year Ended June 30, 2011	15.24	0.32	(c)	3.79	4.11	(0.24)	—	(0.24)
Year Ended June 30, 2010	12.01	0.31	(c)	3.18	3.49	(0.26)	—	(0.26)
Year Ended June 30, 2009	16.40	0.37	(c)	(4.42)	(4.05)	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2008	20.47	0.44		(3.19)	(2.75)	(0.33)	(0.99)	(1.32)

Select Class
Year Ended June 30, 2012	19.12	0.30	(c)	0.83	1.13	(0.25)	—	(0.25)
Year Ended June 30, 2011	15.27	0.28	(c)	3.79	4.07	(0.22)	—	(0.22)
Year Ended June 30, 2010	12.04	0.27	(c)	3.19	3.46	(0.23)	—	(0.23)
Year Ended June 30, 2009	16.44	0.34	(c)	(4.42)	(4.08)	(0.25)	(0.07)	(0.32)
Year Ended June 30, 2008	20.52	0.37		(3.17)	(2.80)	(0.29)	(0.99)	(1.28)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate

$19.96	5.83%	$206,816	1.25%	1.34%	1.41%	49%
19.07	26.45	232,103	1.24	1.28	1.34	33
15.22	28.35	150,081	1.24	1.52	1.38	45
12.01	(24.82)	112,739	1.25	2.45	1.50	70
16.38	(14.42)	152,696	1.25	1.87	1.43	103

19.91	5.32	117,937	1.75	0.84	1.91	49
19.01	25.82	131,743	1.74	0.78	1.84	33
15.17	27.72	108,165	1.74	1.01	1.88	45
11.97	(25.19)	97,723	1.75	1.86	1.99	70
16.25	(14.86)	182,093	1.75	1.36	1.93	103

19.99	6.36	384,525	0.75	1.86	1.01	49
19.11	27.06	284,433	0.74	1.79	0.94	33
15.24	29.03	156,531	0.74	2.04	0.98	45
12.01	(24.41)	70,825	0.75	3.11	1.15	70
16.40	(13.97)	19,872	0.75	2.37	1.03	103

20.00	6.09	422,861	1.00	1.62	1.16	49
19.12	26.75	270,562	0.99	1.53	1.09	33
15.27	28.70	71,209	0.99	1.77	1.13	45
12.04	(24.62)	51,000	1.00	2.75	1.25	70
16.44	(14.19)	49,262	1.00	2.18	1.18	103

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 7 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Growth Advantage Fund	Class A, Class B, Class C, Class R5 and Select Class	JPMMFIT	Diversified
Mid Cap Core Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
Mid Cap Equity Fund	Class A, Class C, and Select Class	JPM I	Diversified
Mid Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Mid Cap Value Fund	Class A, Class B, Class C, Class R2, Institutional Class and Select Class	JPMFMFG	Diversified
Multi-Cap Market Neutral Fund	Class A, Class B, Class C, and Select Class	JPM II	Diversified
Value Advantage Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified

The Mid Cap Core Fund commenced operations on November 30, 2010.

Class R6 Shares commenced operations on January 31, 2011 for the Mid Cap Core Fund.

Class R5 Shares and Class R6 Shares commenced operations on November 1, 2011 for the Mid Cap Growth Fund.

The investment objective of Growth Advantage Fund is to seek to provide long-term capital growth.

The investment objective of Mid Cap Core Fund is to seek long-term capital appreciation.

The investment objective of Mid Cap Equity Fund is to seek long-term capital growth.

The investment objective of Mid Cap Growth Fund is to seek growth of capital and secondarily, current income by investing primarily in equity securities.

The investment objective of Mid Cap Value Fund is to seek growth from capital appreciation.

The investment objective of Multi-Cap Market Neutral Fund is to seek long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

The investment objective of Value Advantage Fund is to seek to provide long-term total return from a combination of income and capital gains.

Effective November 1, 2009, Class B Shares of the Growth Advantage Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices

84	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., (“JPMAM”) which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’ Chief Compliance Office. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis, except for North American, Central American, South American and Caribbean equity securities held in their portfolios, by utilizing the quotations of an independent pricing service, unless a Fund’s Advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and discuss and assess Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values are assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,340,800	$9,842	$—	$1,350,642

Mid Cap Core Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$349,596	$—	$—	$349,596

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$819,251	$1,758	$—	$821,009

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,437,126	$6,126	$—	$1,443,252

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$7,801,832	$—	$—	$7,801,832

Multi-Cap Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (c)	$527,643	$123	$—	$527,766

Total Liabilities (b)	$(460,231)	$—	$—	$(460,231)

Value Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,112,104	$19,401	$—	$1,131,505

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of certain ADRs, the report value of which are an evaluated price. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of an equity security (D.E. Master Blenders N.V. (Netherlands)). Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended June 30, 2012.

B. Short Sales — The Multi-Cap Market Neutral Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

86	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. The net income or fee is included as interest income or interest expense, respectively, on securities sold short in the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statements of Operations as dividend expense on securities sold short on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the security declines between those dates.

As of June 30, 2012, the Fund had outstanding short sales as listed on its SOI.

C. Futures Contracts — The Mid Cap Growth Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended June 30, 2012 (amounts in thousands):

	Mid Cap Growth Fund
Futures Contracts:
Average Notional Balance Long	$52,340	(a)
Ending Notional Balance Long	—

(a)	Average for the period July 1, 2011 through July 31, 2011.

D. Securities Lending — Each Fund (except Mid Cap Core Fund, Multi-Cap Market Neutral Fund and Value Advantage Fund) may lend securities to brokers approved by the Advisor in order to generate additional income. The Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”) serves as lending agent for the Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund and Mid Cap Value Fund pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	87

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

For the year ended June 30, 2012, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands).

Growth Advantage Fund	$14
Mid Cap Equity Fund	7
Mid Cap Growth Fund	19
Mid Cap Value Fund	7

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At June 30, 2012, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrowers		Total Value of Collateral Investments
Mid Cap Equity Fund	$1,140	$1,138	*	$1,138
Mid Cap Growth Fund	3,831	3,821	*	3,821
Mid Cap Value Fund	3,701	3,735	*	3,735

*	Subsequent to June 30, 2012, additional collateral was received from borrowers.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Growth Advantage Fund	$12
Mid Cap Equity Fund	5
Mid Cap Growth Fund	16
Mid Cap Value Fund	6

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, less dividend expense on securities sold short, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to

88	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid at least annually, except for the Mid Cap Equity Fund, Mid Cap Growth Fund and Multi-Cap Market Neutral Fund, which are generally declared and paid at least quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) On Investments
Growth Advantage Fund	$(2,006)	$1,690	$316
Mid Cap Core Fund	1	(1)	— (a)
Mid Cap Equity Fund	(1)	(94)	95
Mid Cap Growth Fund	(1,874)	905	969
Mid Cap Value Fund	1	1	(2)
Multi-Cap Market Neutral Fund	(3,020)	3,248	(228)
Value Advantage Fund	1	923	(924)

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to investments in partnerships (Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund and Value Advantage Fund), net operating loss (Growth Advantage Fund, Mid Cap Growth Fund and Multi-Cap Market Neutral Fund), prior year undistributed income adjustment (Mid Cap Core Fund and Mid Cap Value Fund), distribution reclassifications (Mid Cap Core Fund) and distributions from investments in real estate investment trusts (Mid Cap Growth Fund)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Core Fund	0.65
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2012, the annual effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Growth Advantage Fund	0.25%	0.75%	0.75%	n/a
Mid Cap Core Fund	0.25	n/a	0.75	0.50%
Mid Cap Equity Fund	0.25	n/a	0.75	n/a
Mid Cap Growth Fund	0.25	0.75	0.75	0.50
Mid Cap Value Fund	0.25	0.75	0.75	0.50
Multi-Cap Market Neutral Fund	0.25	0.75	0.75	n/a
Value Advantage Fund	0.25	n/a	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2012, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Growth Advantage Fund	$47	$2
Mid Cap Core Fund	1	—
Mid Cap Equity Fund	5	—	(a)
Mid Cap Growth Fund	17	4
Mid Cap Value Fund	95	18
Multi-Cap Market Neutral Fund	1	4
Value Advantage Fund	19	3

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.05%	n/a	0.25%
Mid Cap Core Fund	0.25	n/a	0.25	0.25%	0.05	n/a	0.25
Mid Cap Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	0.25
Mid Cap Growth Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
Mid Cap Value Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Value Advantage Fund	0.25	n/a	0.25	n/a	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest,

90	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Growth Advantage Fund	1.25%	1.75%	1.75%	n/a	0.90%	n/a	n/a	1.10%
Mid Cap Core Fund	1.25	n/a	1.75	1.50%	0.80	0.75%	n/a	1.00
Mid Cap Equity Fund	1.25	n/a	1.75	n/a	n/a	n/a	n/a	0.90
Mid Cap Growth Fund	1.24	1.74	1.74	1.40	0.79	0.74	n/a	0.93
Mid Cap Value Fund	1.24	1.75	1.75	1.50	n/a	n/a	0.75%	0.99
Multi-Cap Market Neutral Fund	1.75	2.50	2.50	n/a	n/a	n/a	n/a	1.50
Value Advantage Fund	1.25	n/a	1.75	n/a	n/a	n/a	0.75	1.00

Prior to November 1, 2011, the contractual expense limitations for Class B and Class C Shares of the Mid Cap Growth Fund were 1.77% and 1.77%, respectively.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2012. The contractual expense limitation percentages in the table above are in place until at least October 31, 2012. In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2012. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended June 30, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Growth Advantage Fund	$—	$—	$102	$102
Mid Cap Core Fund	45	87	—	132
Mid Cap Equity Fund	447	461	1,510	2,418
Mid Cap Growth Fund	653	1,110	712	2,475
Mid Cap Value Fund	5,267	5,445	3,286	13,998
Multi-Cap Market Neutral Fund	110	151	1,104	1,365
Value Advantage Fund	834	634	314	1,782

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Multi-Cap Market Neutral Fund	$592	$120	$145	$857

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2012 was as follows (excluding the waiver disclosed in Note 2.D. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Growth Advantage Fund	$43
Mid Cap Core Fund	22
Mid Cap Equity Fund	38
Mid Cap Growth Fund	68
Mid Cap Value Fund	429
Multi-Cap Market Neutral Fund	108
Value Advantage Fund	53

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2012 certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the year ended June 30, 2012, the Funds did not incur any brokerage commissions with brokers-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Advantage Fund	$1,066,631	$1,000,178	$—	$—
Mid Cap Core Fund	345,802	105,169	—	—
Mid Cap Equity Fund	560,268	326,141	—	—
Mid Cap Growth Fund	1,016,218	1,179,084	—	—
Mid Cap Value Fund	2,610,160	1,998,753	—	—
Multi-Cap Market Neutral Fund	708,152	744,005	733,323	775,656
Value Advantage Fund	625,019	445,378	—	—

During the year ended June 30, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2012 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$1,134,613	$262,629	$46,600	$216,029
Mid Cap Core Fund	336,173	30,120	16,697	13,423
Mid Cap Equity Fund	708,812	130,412	18,215	112,197
Mid Cap Growth Fund	1,210,550	300,825	68,123	232,702
Mid Cap Value Fund	6,183,803	1,744,195	126,166	1,618,029
Multi-Cap Market Neutral Fund	500,811	50,655	23,700	26,955
Value Advantage Fund	1,000,321	150,212	19,028	131,184

For all of the Funds, the difference between the book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and partnership basis outstanding (Value Advantage Fund).

The tax character of distributions paid during the fiscal year ended June 30, 2012 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Mid Cap Core Fund	$724	$2	$726
Mid Cap Equity Fund	3,720	17	3,737
Mid Cap Growth Fund	—	134,380	134,380
Mid Cap Value Fund	60,236	—	60,236
Value Advantage Fund	11,280	—	11,280

92	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

The tax character of distributions paid during the fiscal period ended June 30, 2011 was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
Mid Cap Core Fund	$1	$1
Mid Cap Equity Fund	1,989	1,989
Mid Cap Value Fund	60,163	60,163
Value Advantage Fund	8,184	8,184

At June 30, 2012, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$—	$4,862	$216,029
Mid Cap Core Fund	1,331	(636)	13,423
Mid Cap Equity Fund	—	2,640	112,197
Mid Cap Growth Fund	—	64,857	232,702
Mid Cap Value Fund	72,495	(126,184)	1,618,029
Multi-Cap Market Neutral Fund	—	(65,985)	38,531
Value Advantage Fund	9,249	(13,485)	131,184

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, post-October loss deferrals (Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund), late-year loss deferrals (Growth Advantage Fund and Multi-Cap Market Neutral Fund), trustee deferred compensation (Mid Cap Core Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Value Advantage Fund) and partnership basis outstanding (Value Advantage Fund).

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2012, the following Funds had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Mid Cap Core Fund	$636	$—

As of June 30, 2012, the following Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2016	2017	2018	Total
Mid Cap Value Fund	$—	$8,833	$117,351	$126,184	*
Multi-Cap Market Neutral Fund	65,985	—	—	65,985
Value Advantage Fund	—	—	13,485	13,485

During the year ended June 30, 2012, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

Growth Advantage Fund	$46,640
Mid Cap Equity Fund	8,278
Mid Cap Growth Fund	25,462
Mid Cap Value Fund	206,356
Multi-Cap Market Neutral Fund	32,291
Value Advantage Fund	40,231

During the year ended June 30, 2012, the following Funds had capital loss carryforwards disallowed (amounts in thousands):

Mid Cap Growth Fund	$64,482	*

*	Amount includes capital loss carryforwards from business combinations, which may be limited in future years under Internal Revenue Code Sections 381-384.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

Net capital losses and net specified gains (losses) incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2012, the following Funds deferred to July 1, 2012 post-October capital losses of (amounts in thousands):

	Late Year Ordinary Loss Deferral	Short-Term	Long-Term
Growth Advantage Fund	$326	$13,825	$—
Mid Cap Equity Fund	—	4,185	—
Mid Cap Growth Fund	—	27,885	—
Mid Cap Value Fund	—	9,016	—
Multi-Cap Market Neutral Fund	3,117	13,576	—
Value Advantage Fund	—	456	—

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2012 or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Growth Advantage Fund, Mid Cap Core Fund and Mid Cap Equity Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Growth Advantage Fund	n/a	20.1%
Multi-Cap Market Neutral Fund	87.8%	n/a
Value Advantage Fund	n/a	23.7

Additionally, Mid Cap Equity Fund and Mid Cap Growth Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

As of June 30, 2012, the Multi-Cap Market Neutral Fund pledged substantially all of its assets for securities sold short to Credit Suisse Group, who also held 100% of the Multi-Cap Market Neutral Fund’s cash proceeds for securities sold short.

94	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

8. Transfers-In-Kind

Pursuant to procedures approved by the Board of Trustees, on March 29, 2011, an affiliate of the Value Advantage Fund redeemed Institutional Class Shares and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities.

	Value (000’s)	Realized Gains/(Losses) (000’s)		Type
Institutional Class	$41,498	$14,315	*	Redemption-In-Kind

*	Gains resulting from this in-kind transaction are not realized for tax purposes.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	95

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of J.P. Morgan Mutual Fund Investment Trust, J.P. Morgan Fleming Mutual Fund Group, Inc., JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Growth Advantage Fund, JPMorgan Mid Cap Core Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Mid Cap Growth Fund, JPMorgan Mid Cap Value Fund, JPMorgan Multi-Cap Market Neutral Fund and JPMorgan Value Advantage Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Mid Cap Equity Fund, JPMorgan Value Advantage Fund (each a separate fund of JPMorgan Trust I), JPMorgan Mid Cap Growth Fund, JPMorgan Multi-Cap Market Neutral Fund (each a separate fund of JPMorgan Trust II), JPMorgan Growth Advantage Fund (a separate fund of J.P. Morgan Mutual Fund Investment Trust) and JPMorgan Mid Cap Value Fund (a separate fund of J.P. Morgan Fleming Mutual Fund Group, Inc.) at June 30, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, and the financial position of JPMorgan Mid Cap Core Fund (a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at June 30, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period November 30, 2010 (commencement of operations) through June 30, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 24, 2012

96	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	169	None.

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	169	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	169	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	169	None.

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	169	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	169	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	169	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	169	Trustee, American University in Cairo (1999-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trusts (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	169	Trustee, Morgan Stanley Funds (107 portfolios) (1992-present).

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	97

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	169	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	169	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trusts since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	169	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	169	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (169 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

98	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	99

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2012, and continued to hold your shares at the end of the reporting period, June 30, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2012	Ending Account Value, June 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Growth Advantage Fund
Class A
Actual	$1,000.00	$1,107.40	$6.50	1.24%
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class B
Actual	1,000.00	1,104.70	9.11	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74
Class C
Actual	1,000.00	1,104.50	9.10	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74
Class R5
Actual	1,000.00	1,108.70	4.46	0.85
Hypothetical	1,000.00	1,020.64	4.27	0.85
Select Class
Actual	1,000.00	1,108.20	5.50	1.05
Hypothetical	1,000.00	1,019.64	5.27	1.05

Mid Cap Core Fund
Class A
Actual	1,000.00	1,067.80	6.38	1.24
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class C
Actual	1,000.00	1,065.00	8.93	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74
Class R2
Actual	1,000.00	1,066.70	7.66	1.49
Hypothetical	1,000.00	1,017.45	7.47	1.49

100	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Beginning Account Value, January 1, 2012	Ending Account Value, June 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Mid Cap Core Fund (continued)
Class R5
Actual	$1,000.00	$1,070.20	$4.07	0.79%
Hypothetical	1,000.00	1,020.93	3.97	0.79
Class R6
Actual	1,000.00	1,070.90	3.81	0.74
Hypothetical	1,000.00	1,021.18	3.72	0.74
Select Class
Actual	1,000.00	1,069.10	5.09	0.99
Hypothetical	1,000.00	1,019.94	4.97	0.99

Mid Cap Equity Fund
Class A
Actual	1,000.00	1,090.40	6.44	1.24
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class C
Actual	1,000.00	1,087.70	9.03	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74
Select Class
Actual	1,000.00	1,092.60	4.63	0.89
Hypothetical	1,000.00	1,020.44	4.47	0.89

Mid Cap Growth Fund
Class A
Actual	1,000.00	1,078.50	6.36	1.23
Hypothetical	1,000.00	1,018.75	6.17	1.23
Class B
Actual	1,000.00	1,075.80	8.93	1.73
Hypothetical	1,000.00	1,016.26	8.67	1.73
Class C
Actual	1,000.00	1,075.80	8.93	1.73
Hypothetical	1,000.00	1,016.26	8.67	1.73
Class R2
Actual	1,000.00	1,077.60	7.18	1.39
Hypothetical	1,000.00	1,017.95	6.97	1.39
Class R5
Actual	1,000.00	1,081.20	4.04	0.78
Hypothetical	1,000.00	1,020.98	3.92	0.78
Class R6
Actual	1,000.00	1,081.70	3.78	0.73
Hypothetical	1,000.00	1,021.23	3.67	0.73
Select Class
Actual	1,000.00	1,080.20	4.76	0.92
Hypothetical	1,000.00	1,020.29	4.62	0.92

Mid Cap Value Fund
Class A
Actual	1,000.00	1,102.10	6.43	1.23
Hypothetical	1,000.00	1,018.75	6.17	1.23
Class B
Actual	1,000.00	1,099.20	9.08	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74
Class C
Actual	1,000.00	1,099.30	9.08	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	101

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2012	Ending Account Value, June 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Mid Cap Value Fund (continued)
Class R2
Actual	$1,000.00	$1,101.00	$7.78	1.49%
Hypothetical	1,000.00	1,017.45	7.47	1.49
Institutional Class
Actual	1,000.00	1,104.80	3.87	0.74
Hypothetical	1,000.00	1,021.18	3.72	0.74
Select Class
Actual	1,000.00	1,103.50	5.13	0.98
Hypothetical	1,000.00	1,019.99	4.92	0.98

Multi-Cap Market Neutral Fund
Class A
Actual	1,000.00	1,015.70	14.63	2.92
Hypothetical	1,000.00	1,010.34	14.60	2.92
Class B
Actual	1,000.00	1,012.00	18.46	3.69
Hypothetical	1,000.00	1,006.51	18.41	3.69
Class C
Actual	1,000.00	1,012.00	18.36	3.67
Hypothetical	1,000.00	1,006.61	18.31	3.67
Select Class
Actual	1,000.00	1,016.60	13.34	2.66
Hypothetical	1,000.00	1,011.64	13.30	2.66

Value Advantage Fund
Class A
Actual	1,000.00	1,097.30	6.47	1.24
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class C
Actual	1,000.00	1,094.60	9.06	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74
Institutional Class
Actual	1,000.00	1,100.20	3.86	0.74
Hypothetical	1,000.00	1,021.18	3.72	0.74
Select Class
Actual	1,000.00	1,098.90	5.17	0.99
Hypothetical	1,000.00	1,019.94	4.97	0.99

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

102	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2012:

Dividends Received Deduction
Mid Cap Core Fund	100.00%
Mid Cap Equity Fund	100.00
Mid Cap Value Fund	100.00
Value Advantage Fund	100.00

Long Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended June 30, 2012 (amounts in thousands):

Long-Term Capital Gain Distribution
Mid Cap Core Fund	$2
Mid Cap Equity Fund	17
Mid Cap Growth Fund	134,380

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Mid Cap Core Fund	$724
Mid Cap Equity Fund	3,720
Mid Cap Value Fund	60,236
Value Advantage Fund	11,280

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	103

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase &
Co., 2012. All rights reserved. June 2012.

AN-MC-612

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is John F. Finn. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES
2012 – $26,250
2011 – $27,100

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES
2012 – $11,830
2011 – $11,800

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2012 – $8,050
2011 – $8,100

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2012 and 2011, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES
2012 – Not applicable
2011 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2012 – 0.0%
2011 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2011 – $28.5 million
2010 – $32.0 million

These amounts also include the aggregate non audit fees billed by the Independent Registered Public Accounting firm for services rendered to J.P. Morgan Chase & Co. (“JPMC”) and certain related entities.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Mutual Fund Investment Trust

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
September 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
September 6, 2012

By:	/s/ Joy C. Dowd
Joy C. Dowd
Treasurer and Principal Financial Officer
September 6, 2012